UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04267
                                   ---------


                   INSTITUTIONAL FIDUCIARY TRUST
                   -----------------------------
         (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -----------------------------------------------
        (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code:   650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                  JUNE 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ANNUAL REPORT
--------------------------------------------------------------------------------

                                  FRANKLIN CASH
                                 RESERVES FUND

--------------------------------------------------------------------------------
                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

Contents

ANNUAL REPORT

Franklin Cash Reserves Fund ................................................   1

Performance Summary ........................................................   2

Your Fund's Expenses .......................................................   4

Financial Highlights & Statement of Investments ............................   6

Financial Statements .......................................................   8

Notes to Financial Statements ..............................................  11

Report of Independent Registered Public Accounting Firm ....................  16

Tax Designation ............................................................  17

Board Members and Officers .................................................  18

The Money Market Portfolios ................................................  23

Shareholder Information ....................................................  43

Annual Report

Franklin Cash Reserves Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Cash Reserves Fund seeks to provide as high a level of current income as is consistent with liquidity and preservation of capital. The Fund invests all of its assets in the shares of The Money Market Portfolio (the Portfolio), which has the same investment goal. The Portfolio, in turn, invests mainly in high-quality, short-term U.S. dollar denominated money market securities of domestic and foreign issuers. The Fund attempts to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
      PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL 1=800/342=5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Cash Reserves Fund's annual report for the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

Rising short-term interest rates during the year under review resulted in an increase in the Fund's yield. In this environment, the Fund's seven-day effective yield rose from 2.34% on June 30, 2005, to 4.36% on June 30, 2006.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow at a healthy pace during the year under review, although the second quarter's pace slowed to an estimated annualized


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 7.

--------------------------------------------------------------------------------

             -------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -------------------------------------------------------


                                                               Annual Report | 1

PORTFOLIO BREAKDOWN
6/30/06

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                    INVESTMENTS
--------------------------------------------------------------------------------
  Certificates of Deposit                                                 52.2%
--------------------------------------------------------------------------------
  Commercial Paper                                                        44.7%
--------------------------------------------------------------------------------
  Repurchase Agreements                                                    3.0%
--------------------------------------------------------------------------------
  U.S. Government Agency Securities                                        0.1%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Symbol: INRXX
6/30/06

--------------------------------------------------------------------------------
  Seven-day effective yield*                                              4.36%
--------------------------------------------------------------------------------
  Seven-day annualized yield                                              4.27%
--------------------------------------------------------------------------------

* THE SEVEN-DAY EFFECTIVE YIELD ASSUMES COMPOUNDING OF DAILY DIVIDENDS.

ANNUALIZED AND EFFECTIVE YIELDS ARE FOR THE SEVEN-DAY PERIOD ENDED 6/30/06. THE FUND'S AVERAGE WEIGHTED MATURITY WAS 26 DAYS. YIELD REFLECTS FUND EXPENSES AND FLUCTUATIONS IN INTEREST RATES ON PORTFOLIO INVESTMENTS.

FRANKLIN ADVISERS, INC., THE FUND'S ADMINISTRATOR AND MANAGER OF THE UNDERLYING PORTFOLIO, AGREED IN ADVANCE TO WAIVE A PORTION OF ITS MANAGEMENT FEES AND MAKE PAYMENTS TO LIMIT OTHER EXPENSES. IF THE MANAGER HAD NOT TAKEN THIS ACTION, THE FUND'S ANNUALIZED AND EFFECTIVE YIELDS FOR THE PERIOD WOULD HAVE BEEN 4.27% AND 4.36%. THIS ARRANGEMENT MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

2.5% rate from the first quarter's 5.6% annualized rate. Overall, several factors contributed to real growth. During the reporting period, the labor markets continued to improve, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Finally, business spending and productivity also rose during the reporting period. Double-digit profit growth provided companies with strong revenues, and ample cash helped some companies to support their capital spending.

Oil prices reached a historical high during the year, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while June's headline Consumer Price Index (CPI) reported a 12-month rise of 4.3%, core CPI increased 2.6%. 1

Several times during the period the Federal Reserve Board acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 3.94% at the beginning of the period to 5.15% on June 30, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

INVESTMENT STRATEGY

Consistent with our strategy, we invest, through the Portfolio, mainly in high-quality, short-term U.S. dollar denominated money market securities of domestic and foreign issuers, including bank obligations, commercial paper, repurchase agreements and U.S. government securities. We maintain a dollar-weighted average portfolio maturity of 90 days or less. We seek to provide shareholders with a high-quality, conservative investment vehicle; thus, we do not invest the Fund's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

1. Source: Bureau of Labor Statistics.


2 | Annual Report

Manager's Discussion

We continued to invest the Portfolio's assets in high-quality money market securities. For example, on June 30, 2006, 100% of the securities purchased for the Portfolio carried short-term credit ratings of A-1 or P-1, or higher, by independent credit rating agency Standard & Poor's or Moody's Investors Service.2

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

2. These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                               Annual Report | 3

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


4 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                              VALUE 1/1/06         VALUE 6/30/06      PERIOD* 1/1/06-6/30/06
-------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000              $1,019.80                 $4.16
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000              $1,020.67                 $4.16
-------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO, NET OF EXPENSE WAIVERS, OF 0.83%, WHICH INCLUDES THE NET EXPENSES INCURRED BY THE PORTFOLIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 TO REFLECT THE ONE-HALF YEAR PERIOD.

                                                               Annual Report | 5

Institutional Fiduciary Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CASH RESERVES FUND

                                                           --------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                               2006        2005        2004        2003        2002
                                                           --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           --------------------------------------------------------
Income from investment operations - net investment income     0.034       0.013       0.002       0.007       0.018

Less distributions from net investment income ...........    (0.034)     (0.013)     (0.002)     (0.007)     (0.018)
                                                           --------------------------------------------------------
Net asset value, end of year ............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ========================================================

Total return ............................................      3.49%       1.36%       0.21%       0.70%       1.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................  $142,192    $190,179    $196,808    $231,196    $180,909

Ratios to average net assets:

  Expenses before waiver and payments by affiliate a ....      0.84%       0.98%       1.06%       0.96%       0.94%

  Expenses net of waiver and payments by affiliate a ....      0.81%       0.85%       0.85%       0.88%       0.93%

  Net investment income .................................      3.35%       1.34%       0.23%       0.66%       1.80%

a The expense ratio includes the Fund's share of the Portfolio's allocated expenses.



6 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

--------------------------------------------------------------------------------
  FRANKLIN CASH RESERVES FUND                             SHARES          VALUE
--------------------------------------------------------------------------------

  MUTUAL FUND (COST $142,719,536) 100.4%
a The Money Market Portfolio, 5.12% (Note 1) ....    142,719,536  $ 142,719,536
  OTHER ASSETS, LESS LIABILITIES (0.4)% .........                      (527,335)
                                                                  -------------
  NET ASSETS 100.0% .............................                 $ 142,192,201
                                                                  =============

a     The rate shown is the annualized seven-day yield at period end.


                          Annual Report | See notes to financial statements. | 7

Institutional Fiduciary Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

                                                                   -------------
                                                                     FRANKLIN
                                                                   CASH RESERVES
                                                                       FUND
                                                                   -------------

Assets:

 Investments in Portfolio, at value and cost (Note 1) .........     $142,719,536
 Receivables from capital shares sold .........................          235,589
                                                                    ------------
      Total assets ............................................      142,955,125
                                                                    ------------
Liabilities:
 Payables:
  Capital shares redeemed .....................................          514,840
  Affiliates ..................................................          193,273
  Distributions to shareholders ...............................            2,491
 Accrued expenses and other liabilities .......................           52,320
                                                                    ------------
      Total liabilities .......................................          762,924
                                                                    ------------
       Net assets, at value ...................................     $142,192,201
                                                                    ============
Net assets consist of paid-in capital .........................     $142,192,201
                                                                    ============
Shares outstanding ............................................      142,192,201
                                                                    ============
Net asset value per share .....................................     $       1.00
                                                                    ============


8 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

STATEMENT OF OPERATIONS
for the year ended June 30, 2006

                                                                 -------------
                                                                   FRANKLIN
                                                                 CASH RESERVES
                                                                     FUND
                                                                 -------------

Investment income:
 Dividends from Portfolio .....................................  $   6,431,460
                                                                 -------------
Expenses:
 Administrative fees (Note 3a) ................................        401,411
 Distribution fees (Note 3b) ..................................        341,022
 Transfer agent fees (Note 3c) ................................        261,560
 Reports to shareholders ......................................         42,220
 Registration and filing fees .................................         17,410
 Professional fees ............................................         26,328
 Trustees' fees and expenses ..................................          2,171
 Other ........................................................          5,984
                                                                 -------------
      Total expenses ..........................................      1,098,106
      Expenses waived/paid by affiliates (Note 3d) ............        (42,845)
                                                                 -------------
       Net expenses ...........................................      1,055,261
                                                                 -------------
        Net investment income .................................      5,376,199
                                                                 -------------
Net increase (decrease) in net assets resulting from operations  $   5,376,199
                                                                 =============


                          Annual Report | See notes to financial statements. | 9

Institutional Fiduciary Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 -----------------------------
                                                                                                  FRANKLIN CASH RESERVES FUND
                                                                                                 -----------------------------
                                                                                                      YEAR ENDED JUNE 30,
                                                                                                     2006            2005
                                                                                                 -----------------------------
Increase (decrease) in net assets:
 Net investment income ........................................................................  $   5,376,199   $   2,523,757
 Distributions to shareholders from net investment income .....................................     (5,376,199)     (2,523,757)
 Capital share transactions (Note 2) ..........................................................    (47,987,093)     (6,628,506)
                                                                                                 -----------------------------
      Net increase (decrease) in net assets ...................................................    (47,987,093)     (6,628,506)
Net assets (there is no undistributed net investment income at the beginning or end of period):
 Beginning of year ............................................................................    190,179,294     196,807,800
                                                                                                 -----------------------------
 End of year ..................................................................................  $ 142,192,201   $ 190,179,294
                                                                                                 =============================


10 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN CASH RESERVES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of four separate series. The Franklin Cash Reserves Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The Fund invests substantially all of its assets in The Money Market Portfolio (the Portfolio), which is registered under the 1940 Act as a diversified, open-end investment company. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund holds Portfolio shares that are valued at its proportionate interest in the closing net asset value of the Portfolio. As of June 30, 2006, the Fund owns 2.86% of the Portfolio.

B. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Income and estimated expenses are accrued daily. Dividends from net investment income received from the Portfolio are normally declared daily and distributed monthly. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                                                              Annual Report | 11

Institutional Fiduciary Trust

FRANKLIN CASH RESERVES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                                  -----------------------------
                                                       Year Ended June 30,
                                                       2006            2005
                                                  -----------------------------
Shares sold ....................................  $ 122,263,231   $ 144,098,196
Shares issued in reinvestment of distributions .      5,367,649       2,520,175
Shares redeemed ................................   (175,617,973)   (153,246,877)
                                                  -----------------------------
Net increase (decrease) ........................  $ (47,987,093)  $  (6,628,506)
                                                  =============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Portfolio and of the following subsidiaries:

---------------------------------------------------------------------------------------------
  SUBSIDIARY                                                         AFFILIATION
---------------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                                 Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent


12 | Annual Report

Institutional Fiduciary Trust

FRANKLIN CASH RESERVES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. ADMINISTRATIVE FEES

The Fund pays an administrative fee to Advisers of 0.25% per year of the average daily net assets of the Fund.

B. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted a reimbursement distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to 0.25% per year of its average daily net assets. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $261,560, of which $230,667 was retained by Investor Services.

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of administrative fees. Total expenses waived by Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2006 and 2005, was as follows:

                                                         -----------------------
                                                            2006          2005
                                                         -----------------------
Distributions paid from ordinary income..........        $5,376,199   $2,523,757
                                                         =======================

At June 30, 2006, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.............................................    $142,719,536
                                                                    ============
Undistributed ordinary income...................................    $      2,491
                                                                    ============

                                                              Annual Report | 13

Institutional Fiduciary Trust

FRANKLIN CASH RESERVES FUND

5. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.



14 | Annual Report

Institutional Fiduciary Trust

FRANKLIN CASH RESERVES FUND

5. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

6. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.

                                                              Annual Report | 15

Institutional Fiduciary Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN CASH RESERVES FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF INSTITUTIONAL FIDUCIARY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Cash Reserves Fund (one of the funds constituting the Institutional Fiduciary Trust, hereafter referred to as the "Fund") at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
August 16, 2006


16 | Annual Report

Institutional Fiduciary Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $5,197,102 as interest related dividends for purposes of the tax imposed under section 871(a)(1)(A) of the Code for the fiscal year ended June 30, 2006.


                                                              Annual Report | 17

Institutional Fiduciary Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED       BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 1985        141                             Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                        company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee    Since 1998        56                              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee    Since 1989        142                             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee    Since 2005        137                             Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                    and refining of oil and gas),
                                                                                            H.J. Heinz Company (processed foods
                                                                                            and allied products), RTI International
                                                                                            Metals, Inc. (manufacture and
                                                                                            distribution of titanium), Canadian
                                                                                            National Railway (railroad), and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------------

18 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee    Since 1985         114                          Director, Center for Creative Land
One Franklin Parkway                                                                      Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee    Since 1992         141                          Director, Martek Biosciences
One Franklin Parkway                                                                      Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                  (biotechnology), and Overstock.com
                                                                                          (Internet services); and FORMERLY,
                                                                                          Director, MCI Communication
                                                                                          Corporation (subsequently known as
                                                                                          MCI WorldCom, Inc. and WorldCom,
                                                                                          Inc.) (communications services)
                                                                                          (1988-2002), White Mountains
                                                                                          Insurance Group, Ltd. (holding
                                                                                          company) (1987-2004) and Spacehab,
                                                                                          Inc. (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee    Since 2005         104                          Director, Hess Corporation (formerly,
One Franklin Parkway                                                                      Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                  ration and refining of oil and gas) and
                                                                                          Sentient Jet (private jet service); and
                                                                                          FORMERLY, Director, Becton Dickinson
                                                                                          and Company (medical technology),
                                                                                          Cooper Industries, Inc. (electrical
                                                                                          products and tools and hardware),
                                                                                          Health Net, Inc. (formerly, Foundation
                                                                                          Health) (integrated managed care),
                                                                                          The Hertz Corporation, Pacific
                                                                                          Southwest Airlines, The RCA
                                                                                          Corporation, Unicom (formerly,
                                                                                          Commonwealth Edison), UAL
                                                                                          Corporation (airlines) and White
                                                                                          Mountains Insurance Group, Ltd.
                                                                                          (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 19

Interested Board Members and Officers

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and    Trustee since     141                      None
One Franklin Parkway             Chairman of    1985 and
San Mateo, CA 94403-1906         the Board      Chairman of the
                                                Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,       Trustee since     123                      None
One Franklin Parkway             President and  1985, President
San Mateo, CA 94403-1906         Chief          and Chief
                                 Executive      Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President Since 1986        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief          Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway             Compliance     Officer since 2004
San Mateo, CA 94403-1906         Officer and    and Vice
                                 Vice President President - AML
                                 - AML          Compliance since
                                 Compliance     February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer      Since 2004        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
----------------------------------------------------------------------------------------------------------------------------------


20 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice   Since 2002        Not Applicable           Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice          Since 2000        Not Applicable           Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice          Since 2000        Not Applicable           Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice          Vice President    Not Applicable           Not Applicable
One Franklin Parkway             President     since March 2006
San Mateo, CA 94403-1906         and           and Secretary
                                 Secretary     since April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 21

----------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                  Vice President   Since October      Not Applicable                 Not Applicable
One Franklin Parkway                                   2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                Chief Financial  Since 2004         Not Applicable                 Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's administrator and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


22 | Annual Report

The Money Market Portfolios

FINANCIAL HIGHLIGHTS

THE MONEY MARKET PORTFOLIO

                                                        ------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                              2006          2005          2004          2003          2002
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                        ------------------------------------------------------------------
Income from investment operations - net investment
     income ..........................................       0.041         0.020         0.009         0.014         0.026
                                                        ------------------------------------------------------------------
Less distributions from net investment income ........      (0.041)       (0.020)       (0.009)       (0.014)       (0.026)
                                                        ------------------------------------------------------------------
Net asset value, end of year .........................  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                        ==================================================================

Total return .........................................        4.15%         2.06%         0.94%         1.41%         2.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $4,993,739    $5,676,479    $5,505,394    $5,331,200    $4,734,196

Ratios to average net assets:

  Expenses before waiver and payments by affiliate and
     expense reduction ...............................        0.16%         0.16%         0.16%         0.15%         0.16%

  Expenses net of waiver and payments by affiliate and
     expense reduction ...............................        0.16% a       0.16% a       0.15% a       0.15%         0.15%

  Net investment income ..............................        4.09%         2.04%         0.93%         1.39%         2.56%

a Benefit of expense reduction is less than 0.01%.

                         Annual Report | See notes to financial statements. | 23

The Money Market Portfolios

STATEMENT OF INVESTMENTS, JUNE 30, 2006

-------------------------------------------------------------------------------------------------------------
  THE MONEY MARKET PORTFOLIO                                                 PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 99.8%
  CERTIFICATES OF DEPOSIT 52.1%
  Abbey National Treasury Services PLC, Stamford Branch, 5.26%, 7/24/06 ....  $  200,000,000  $  200,000,000
  ABN AMRO Bank N.V., Chicago Branch, 5.05%, 7/07/06 .......................     200,000,000     200,000,332
  Bank of Nova Scotia, Portland Branch, 5.18%, 7/18/06 .....................     200,000,000     200,000,000
  Banque Nationale de Paris, New York Branch, 5.27%, 7/25/06 ...............     100,000,000     100,000,664
  Barclay's Bank PLC, New York Branch, 4.97%, 2/09/07 ......................      99,500,000      99,505,868
  Calyon North America Inc., New York Branch, 5.06%, 3/02/07 ...............     100,000,000     100,000,000
  Dexia Credit Local NY, New York Branch, 4.875 - 5.305%, 8/08/06 - 2/01/07      200,000,000     200,000,787
  HBOS Treasury Services, New York Branch, 5.21%, 7/19/06 ..................     100,000,000     100,000,498
  Lloyds Bank PLC, New York Branch, 5.07%, 7/14/06 .........................     200,000,000     200,000,718
  Royal Bank of Canada, New York Branch, 5.23 - 5.28%, 7/21/06 - 7/28/06 ...     200,000,000     200,000,746
  Societe Generale North America, New York Branch, 5.125%, 7/12/06 .........     200,000,000     200,000,000
  Svenska Handelsbanken, New York Branch, 5.06%, 7/10/06 ...................     200,000,000     200,000,497
  Toronto Dominion Bank, New York Branch, 5.29%, 7/27/06 ...................     200,000,000     200,000,000
  UBS AG, Stamford Branch, 5.30%, 8/04/06 ..................................     200,000,000     200,000,000
  Wells Fargo Bank NA, San Francisco Branch, 5.16%, 7/13/06 ................     200,000,000     200,000,664
                                                                                              --------------
  TOTAL CERTIFICATES OF DEPOSIT (COST $2,599,510,774) ......................                   2,599,510,774
                                                                                              --------------
a COMMERCIAL PAPER 44.6%
  Bank of Ireland, 7/26/06 .................................................     200,000,000     199,272,222
  Bank of Montreal, 7/06/06 ................................................     150,000,000     149,895,521
  Concentrate Manufacturing Co., 7/10/06 - 7/19/06 .........................      85,000,000      84,853,487
  Depfa Bank PLC, 7/11/06 ..................................................     200,000,000     199,717,778
  General Electric Capital Corp., 7/17/06 ..................................     200,000,000     199,551,111
  ING (US) Funding LLC, 7/13/06 - 7/25/06 ..................................     200,000,000     199,479,333
  Merrill Lynch & Co. Inc., 7/06/06 - 7/07/06 ..............................     200,000,000     199,841,417
  Morgan Stanley Group Inc., 7/05/06 .......................................     200,000,000     199,882,889
  National Australia Funding, 7/05/06 ......................................     225,000,000     224,868,750
  Shell Finance UK PLC, 7/03/06 ............................................     148,036,000     147,992,658
  Total Capital SA, 7/03/06 ................................................     225,000,000     224,934,125
  Toyota Motor Credit Corp, 7/20/06 ........................................     200,000,000     199,452,167
                                                                                              --------------
  TOTAL COMMERCIAL PAPER (COST $2,229,741,458) .............................                   2,229,741,458
                                                                                              --------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,519,771) 0.1%

a FEDERAL HOME LOAN BANK, 7/03/06 ..........................................       4,521,000       4,519,771
                                                                                              --------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $4,833,772,003) .....                   4,833,772,003
                                                                                              --------------
b REPURCHASE AGREEMENTS 3.0%
  Deutsche Bank Securities Inc., 4.49%, 7/03/06 (Maturity Value $25,009,354)
    Collateralized by U.S. Treasury Notes, 0.875%, 4/15/10 .................      25,000,000      25,000,000
  Morgan Stanley & Co. Inc., 4.50%, 7/03/06 (Maturity Value $125,912,199)
    Collateralized by U.S. Treasurty Notes, 3.50%, 1/15/11 .................     125,865,000     125,865,000
                                                                                              --------------
  TOTAL REPURCHASE AGREEMENTS (COST $150,865,000) ..........................                     150,865,000
                                                                                              --------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,984,637,003) 99.8% .................                   4,984,637,003
  OTHER ASSETS, LESS LIABILITIES 0.2% ......................................                       9,102,017
                                                                                              --------------
  NET ASSETS 100.0% ........................................................                  $4,993,739,020
                                                                                              ==============

a The security is traded on a discount basis with no stated coupon rate.

b See Note 1(b) regarding repurchase agreements.


24 | See notes to financial statements. | Annual Report

The Money Market Portfolios

FINANCIAL HIGHLIGHTS

THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO

                                                             ------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                                 2006         2005         2004         2003         2002
                                                             ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                             -------------------------------------------------------------
Income from investment operations - net investment income       0.040        0.020        0.009        0.013        0.024
                                                             -------------------------------------------------------------
Less distributions from net investment income ...........      (0.040)      (0.020)      (0.009)      (0.013)      (0.024)
                                                             -------------------------------------------------------------
Net asset value, end of year ............................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                             =============================================================
Total return ............................................        4.03%        1.99%        0.87%        1.34%        2.43%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................    $ 94,019     $110,761     $117,815     $201,758     $226,676

Ratios to average net assets:

   Expenses before waiver and payments by affiliate and
     expense reduction ..................................        0.17%        0.17%        0.16%        0.16%        0.16%

   Expenses net of waiver and payments by affiliate and
     expense reduction ..................................        0.15% a      0.15% a      0.15% a      0.15%        0.15%

  Net investment income .................................        3.95%        1.97%        0.87%        1.34%        2.33%

a Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 25

The Money Market Portfolios

STATEMENT OF INVESTMENTS, JUNE 30, 2006

------------------------------------------------------------------------------------------------------------------------------
  THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 7.9%
a U.S. Treasury Bill,
    7/20/06 ...............................................................................    $   5,000,000    $   4,987,848
    8/03/06 ...............................................................................        2,500,000        2,489,882
                                                                                                                -------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $7,477,730) ...........................                         7,477,730
                                                                                                                -------------
b REPURCHASE AGREEMENTS 92.1%
  ABN AMRO Bank, N.V., New York Branch, 4.50%, 7/03/06 (Maturity Value $5,001,875)
    Collateralized by U.S. Treasury Notes, 4.875%, 4/30/08 ................................        5,000,000        5,000,000
  Banc of America Securities LLC, 4.19%, 7/03/06 (Maturity Value $5,001,746)
    Collateralized by U.S. Treasury Notes, 5.125%, 6/30/11 ................................        5,000,000        5,000,000
  Barclays Capital Inc., 4.40%, 7/03/06 (Maturity Value $10,003,667)
    Collateralized by U.S. Treasury Notes, 3.375%, 10/15/09 ...............................       10,000,000       10,000,000
  Bear, Stearns & Co. Inc., 4.35%, 7/03/06 (Maturity Value $5,001,813)
    Collateralized by U.S. Treasury Notes, 4.75%, 3/31/11 .................................        5,000,000        5,000,000
  Deutsche Bank Securities Inc., 4.49%, 7/03/06 (Maturity Value $18,281,838)
    Collateralized by U.S. Treasury Notes, 0.875%, 4/15/10 ................................       18,275,000       18,275,000
  Dresdner Kleinwort Wasserstein Securites LLC, 4.50%, 7/03/06 (Maturity Value $10,003,750)
    Collateralized by U.S. Treasury Notes, 4.25%, 1/15/11 .................................       10,000,000       10,000,000
  Greenwich Capital Markets Inc., 4.50%, 7/03/06 (Maturity Value $5,001,875)
    Collateralized by U.S. Treasury Notes, 7.00%, 7/15/06 .................................        5,000,000        5,000,000
  Merrill Lynch Government Securities Inc., 4.45%, 7/03/06 (Maturity Value $5,001,854)
    Collateralized by aU.S. Treasury Bills, 12/14/06 ......................................        5,000,000        5,000,000
  Morgan Stanley & Co. Inc., 4.50%, 7/03/06 (Maturity Value $18,281,853)
    Collateralized by U.S. Treasury Notes, 3.50%, 1/15/11 .................................       18,275,000       18,275,000
  UBS Securities LLC, 4.25%, 7/03/06 (Maturity Value $5,001,771)
    Collateralized by aU.S. Treasury Bills, 12/28/06 ......................................        5,000,000        5,000,000
                                                                                                                -------------
  TOTAL REPURCHASE AGREEMENTS (COST $86,550,000) ..........................................                        86,550,000
                                                                                                                -------------
  TOTAL INVESTMENTS (COST $94,027,730) 100.0% .............................................                        94,027,730
  OTHER ASSETS, LESS LIABILITIES 0.0% c ...................................................                            (8,293)
                                                                                                                -------------
  NET ASSETS 100.0% .......................................................................                     $  94,019,437
                                                                                                                =============

a The security is traded on a discount basis with no stated coupon rate.

b See Note 1(b) regarding repurchase agreements.

c Rounds to less than 0.1% of net assets.


26 | See notes to financial statements. | Annual Report

The Money Market Portfolios

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                                 --------------------------------
                                                                      THE U.S.
                                                                     GOVERNMENT
                                                      THE            SECURITIES
                                                  MONEY MARKET      MONEY MARKET
                                                   PORTFOLIO         PORTFOLIO
                                                 --------------------------------
Assets:
 Investments in securities, at amortized cost    $4,833,772,003    $    7,477,730
 Repurchase agreements, at value and cost ...       150,865,000        86,550,000
                                                 --------------------------------
      Total investments .....................    $4,984,637,003    $   94,027,730
 Cash .......................................             5,627             4,062
 Interest receivable ........................         9,837,091            10,680
                                                 --------------------------------
      Total assets ..........................     4,994,479,721        94,042,472
                                                 --------------------------------
Liabilities:
 Payables:
  Affiliates ................................           686,436            10,365
  Distributions to shareholders .............               185               128
 Accrued expenses and other liabilities .....            54,080            12,542
                                                 --------------------------------
      Total liabilities .....................           740,701            23,035
                                                 --------------------------------
       Net assets, at value .................    $4,993,739,020    $   94,019,437
                                                 ================================
Net assets consist of paid-in capital .......    $4,993,739,020    $   94,019,437
                                                 ================================
Shares outstanding ..........................     4,993,739,020        94,019,437
                                                 ================================
Net asset value per share ...................    $         1.00    $         1.00
                                                 ================================


                         Annual Report | See notes to financial statements. | 27
the Money Market Portfolios

STATEMENTS OF OPERATIONS
for the year ended June 30, 2006

                                                                         ----------------------------------
                                                                                                  THE U.S.
                                                                                                GOVERNMENT
                                                                                  THE            SECURITIES
                                                                             MONEY MARKET       MONEY MARKET
                                                                              PORTFOLIO          PORTFOLIO
                                                                         ----------------------------------
Investment income:
 Interest...........................................................     $    244,427,644     $   4,014,074
                                                                         ----------------------------------
Expenses:
 Management fees (Note 3a)..........................................            8,645,042           147,003
 Custodian fees (Note 4)............................................              119,710             1,692
 Reports to shareholders............................................                7,921             2,626
 Professional fees..................................................               41,776            11,902
 Other..............................................................              175,505             3,583
                                                                         ----------------------------------
      Total expenses................................................            8,989,954           166,806
      Expense reductions (Note 4)...................................              (25,699)           (2,032)
      Expenses waived/paid by affiliates (Note 3c)..................                    --          (17,912)
                                                                         ----------------------------------
       Net expenses.................................................            8,964,255           146,862
                                                                         ----------------------------------
        Net investment income.......................................          235,463,389         3,867,212
                                                                         ----------------------------------
Net increase (decrease) in net assets resulting from operations.....     $    235,463,389     $   3,867,212
                                                                         ==================================


28 | See notes to financial statements. | Annual Report

The Money Market Portfolios

STATEMENTS OF CHANGES IN NET ASSETS

                                                         -----------------------------------------------------------------------
                                                                                               THE U.S. GOVERNMENT SECURITIES
                                                            THE MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
                                                         -----------------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,                   YEAR ENDED JUNE 30,
                                                              2006                2005               2006              2005
                                                         -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income...............................   $   235,463,389     $   119,375,531     $   3,867,212     $   2,239,743
  Net realized gain (loss) from  investments ..........               --                  --                --               190
                                                         -----------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations .....................      235,463,389         119,375,531         3,867,212         2,239,933
 Distributions to shareholders from net
  investment income ...................................     (235,463,389)       (119,375,531)       (3,867,212)       (2,239,933) a
 Capital share transactions (Note 2) ..................     (682,740,398)        171,085,254       (16,741,961)       (7,053,156)
                                                         -----------------------------------------------------------------------
      Net increase (decrease) in
        net assets ....................................     (682,740,398)        171,085,254       (16,741,961)       (7,053,156)
Net assets (there is no undistributed net investment
 income at beginning or end of year):
  Beginning of year ...................................    5,676,479,418       5,505,394,164       110,761,398       117,814,554
                                                         -----------------------------------------------------------------------
  End of year .........................................  $ 4,993,739,020     $ 5,676,479,418     $  94,019,437     $ 110,761,398
                                                         =======================================================================

a Distributions were increased by a net realized gain from investments of $190.


                      Annual Report  |  See notes to financial statements.  | 29

The Money Market Portfolios

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Money Market Portfolios (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company, consisting of two separate portfolios (the Portfolios). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933.

The following summarizes the Portfolios' significant accounting policies.

A. SECURITY VALUATION

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Trust's Board of Trustees.

B. REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements, which are accounted for as a loan by the Portfolios to the seller, collateralized by securities which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Portfolios had been entered into on that date.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily. Distributions from net realized capital gains are recorded on the ex-dividend date. Such distributions are reinvested in additional shares of the Portfolios. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

30 | Annual Report

The Money Market Portfolios

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets of the Trust. Portfolio specific expenses are charged directly to the Portfolio that incurred the expense.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolios' shares at $1.00 per share were as follows:

                                                   -----------------------------------
                                                                             THE
                                                         THE           U.S. GOVERNMENT
                                                    MONEY MARKET       SECURITIES MONEY
                                                      PORTFOLIO        MARKET PORTFOLIO
                                                   -----------------------------------
Year ended June 30, 2006
 Shares sold ..................................    $ 5,987,924,802     $    34,043,854
 Shares issued in reinvestment of distributions        235,470,437           3,867,146
 Shares redeemed ..............................     (6,906,135,637)        (54,652,961)
                                                   -----------------------------------
 Net increase (decrease) ......................    $  (682,740,398)    $   (16,741,961)
                                                   ===================================
Year ended June 30, 2005
 Shares sold ..................................    $ 5,623,149,272     $    52,184,664
 Shares issued in reinvestment of distributions        119,380,707           2,240,711
 Shares redeemed ..............................     (5,571,444,725)        (61,478,531)
                                                   -----------------------------------
 Net increase (decrease) ......................    $   171,085,254     $    (7,053,156)
                                                   ===================================


                                                              Annual Report | 31

The Money Market Portfolios

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Franklin Money Fund, the Institutional Fiduciary Trust, the Franklin Templeton Money Fund Trust and the Franklin Federal Money Fund, and of the following subsidiaries:

-------------------------------------------------------------------------------------------
  SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                                 Investment manager
  Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Portfolios pay an investment management fee to Advisers of 0.15% per year of the average daily net assets of each Portfolio.

B. TRANSFER AGENT FEES

Investor Services, under terms of an agreement, performs shareholder servicing for the Portfolios and is not paid by the Portfolios for the services.

C. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for The U.S. Government Securities Money Market Portfolio, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Portfolio subsequent to the Portfolio's fiscal year end.

D. OTHER AFFILIATED TRANSACTIONS

At June 30, 2006, the shares of The Money Market Portfolio were owned by the following funds:

                                                                                -------------------------------------
                                                                                                      PERCENTAGE OF
                                                                                    SHARES         OUTSTANDING SHARES
                                                                                -------------------------------------
Institutional Fiduciary Trust - Money Market Portfolio ..................        3,009,335,464            60.26%
Franklin Money Fund .....................................................        1,696,238,367            33.97%
Institutional Fiduciary Trust - Franklin Cash Reserves Fund..............          142,719,536             2.86%
Franklin Templeton Money Fund Trust -  Franklin Templeton Money Fund.....          145,445,653             2.91%

At June 30, 2006, the shares of The U.S. Government Securities Money Market Portfolio were owned by the following fund:

                                                                                -------------------------------------
                                                                                                      PERCENTAGE OF
                                                                                    SHARES         OUTSTANDING SHARES
                                                                                -------------------------------------
Franklin Federal Money Fund .............................................           94,019,437           100.00%


32 | Annual Report

The Money Market Portfolios

4. EXPENSE OFFSET ARRANGEMENT

The Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. During the year ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2006 and 2005, was as follows:


                                                    ------------------------------------------------------------
                                                                                      THE U.S. GOVERNMENT
                                                         THE MONEY MARKET                   SECURITIES
                                                             PORTFOLIO                MONEY MARKET PORTFOLIO
                                                    ------------------------------------------------------------
                                                       2006            2005            2006            2005
                                                    ------------------------------------------------------------
Distributions paid from ordinary income ........    $235,463,389    $119,375,531    $  3,867,212    $  2,239,933
                                                    ============================================================

At June 30, 2006, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

                                                --------------------------------
                                                                     THE U.S.
                                                                    GOVERNMENT
                                                     THE            SECURITIES
                                                 MONEY MARKET      MONEY MARKET
                                                  PORTFOLIO         PORTFOLIO
                                                --------------------------------
Cost of investments ........................    $4,984,637,003    $   94,027,730
                                                ================================
Undistributed ordinary income ..............    $          185    $          128
                                                ================================

6. UPCOMING ACQUISITIONS/MERGERS

On February 28, 2006, the Board of Directors for the Franklin Federal Money Fund (the Federal Money Fund) approved a proposal to merge the Federal Money Fund into the Franklin Money Fund. On August 15, 2006, shareholders of the Federal Money Fund approved the proposal. Upon completion of the merger, assets in The U.S. Government Securities Money Market Portfolio will be transferred into The Money Market Portfolio.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                              Annual Report | 33

The Money Market Portfolios

7. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


34 | Annual Report

The Money Market Portfolios

8. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


                                                              Annual Report | 35

The Money Market Portfolios

INDEPENDENT AUDITORS' REPORT (UNAUDITED)

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE MONEY MARKET PORTFOLIOS:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio constituting The Money Market Portfolios, (hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 16, 2006


36 | Annual Report

The Money Market Portfolios

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Portfolios designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended June 30, 2006.

                   ------------------------------------------
                                          THE U.S. GOVERNMENT
                   THE MONEY MARKET         SECURITIES MONEY
                       PORTFOLIO            MARKET PORTFOLIO
                   ------------------------------------------
                      $228,010,675             $3,867,212


                                                              Annual Report | 37

The Money Market Portfolios

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 1992         141                          Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee    Since 1998         56                           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee    Since 1992         142                          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee    Since 2005         137                          Director, Hess Corporation (FORMERLY,
One Franklin Parkway                                                                      Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                  and refining of oil and gas),
                                                                                          H.J. Heinz Company (processed foods
                                                                                          and allied products), RTI International
                                                                                          Metals, Inc. (manufacture and
                                                                                          distribution of titanium), Canadian
                                                                                          National Railway (railroad), and White
                                                                                          Mountains Insurance Group, Ltd.
                                                                                          (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee    Since 1992         114                          Director, Center for Creative Land
One Franklin Parkway                                                                      Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
----------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)          Trustee       Since 1992        141                      Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding
                                                                                           company) (1987-2004) and Spacehab,
                                                                                           Inc. (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------------------

Interested Board Members and Officers

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and   Trustee since     141                      None
One Franklin Parkway              Chairman of   1992 and
San Mateo, CA 94403-1906          the Board     Chairman of the
                                                Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee,      Trustee since     123                      None
One Franklin Parkway              President     1992 and
San Mateo, CA 94403-1906          and Chief     President and
                                  Executive     Chief Executive
                                  Officer       Officer -
                                  - Investment  Investment
                                  Management    Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)          Vice President  Since 1992        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief           Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Officer since 2004
San Mateo, CA 94403-1906        Officer and     and Vice
                                Vice President  President - AML
                                - AML           Compliance since
                                Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------

LAURA FERGERSON (1962)          Treasurer       Since 2004        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice     Since 2002        Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice President  Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President  Vice President    Not Applicable           Not Applicable
One Franklin Parkway and        Secretary       since March 2006
San Mateo, CA 94403-1906                        and Secretary
                                                since April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President  Since October     Not Applicable           Not Applicable
One Franklin Parkway                            2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief         Since 2004      Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


42 | Annual Report

Institutional Fiduciary Trust

SHAREHOLDER INFORMATION

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the four separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex,

                                                              Annual Report | 43

Institutional Fiduciary Trust

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison to a performance universe selected by Lipper for the one-year period ended January 31, 2006, and for additional yearly periods ended that date depending on when a particular Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all institutional money market funds as selected by Lipper. The Lipper report comparison showed the Fund's total return to be in the lowest quintile of its performance universe for the one-year period and for each of the previous three-, five- and ten-year periods on an annualized basis. In discussing such performance, management pointed out that the Fund followed a very conservative approach with investments made only in those securities having the highest short-term ratings from rating agencies that rate such securities and constant monitoring that avoided ownership of any downgraded securities to tier II status. Management further noted such policy was believed appropriate in view of the fact that Fund


44 | Annual Report

Institutional Fiduciary Trust

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders largely consisted of 401(k) or other defined contribution plans. Management further stated its belief, given the account size and servicing needs of these types of accounts, that the Fund was more retail than institutional in nature and its performance was in line with the retail money market universe, which it believed to be a more appropriate measure. The Board believed the Fund's performance to be acceptable, noting management's explanation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper reports. Prior to making such comparison, the Board relied upon a survey showing that the scope of investment management services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the management fees of the Fund in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming it was the same size as the master money fund through which the Fund invests, as stated in the Lipper report, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee. The results of these comparisons showed the Fund's effective management fee rate and total expenses were the second most expensive in its 15 fund Lipper expense group. In discussing these expenses, management pointed out that while the Fund's expense group consisted of institutional funds, the nature of its shareholders and their servicing needs were believed to be more retail in nature, justifying higher expenses. In addition, management pointed out that the Fund was part of a master/feeder relationship and, while the Fund's non-management expenses were calculated at its actual asset size level of approximately $150 million, such expenses were compared to those of a fund group approximating the $6 billion size of the money market master fund through which it invests. As noted in the Lipper report, the selection of the size of the expense group based on this size may cause the Fund's non-management expenses, which were the highest in the group, to be overstated relative to such group. The Board found the expenses of this Fund to be acceptable, noting they were subsidized by fee waivers or management reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting


                                                              Annual Report | 45

Institutional Fiduciary Trust

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The advisory fee at the master fund level for the Fund is a flat rate of 0.15% at all asset levels. In addition, a separate fee for administrative services amounting to 0.25% at all asset levels is charged to the Fund. While intending to continuously review the issue, the Board believed it questionable for reasons, including the size of the Fund and the nature of its shareholder accounts, that the Manager and its affiliates realized any meaningful economies of scale in furnishing advisory and administrative services to the Fund.


46 |  Annual Report

Institutional Fiduciary Trust

FRANKLIN CASH RESERVES FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 47

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

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN CASH RESERVES FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

SHAREHOLDER SERVICES

1-800/342-5236

FRANKLINTEMPLETONINSTITUTIONAL.COM

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

149 A2006 08/06






                                                      ANNUAL REPORT | 06 30 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.

--------------------------------------------------------------------------------

                                INSTITUTIONAL FIDUCIARY TRUST

                                Franklin Structured Large Cap Core Equity Fund

                                Franklin Structured Large Cap Growth Equity Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT

Franklin Structured Large Cap Core Equity Fund ............................    1

Franklin Structured Large Cap Growth Equity Fund ..........................    9

Financial Highlights & Statements of Investments ..........................   17

Financial Statements ......................................................   34

Notes to Financial Statements .............................................   37

Report of Independent Registered Public Accounting Firm ...................   44

Tax Designation ...........................................................   45

Board Members and Officers ................................................   46

Shareholder Information ...................................................   51

--------------------------------------------------------------------------------

Annual Report

Franklin Structured Large
Cap Core Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Structured Large Cap Core Equity Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies whose market capitalizations are within the top 50% in terms of size of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Structured Large Cap Core Equity Fund covers the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

Franklin Structured Large Cap Core Equity Fund posted a +7.92% cumulative total return for the period under review. The Fund underperformed the Russell 1000(R) Index and the Standard & Poor's 500 Index (S&P 500), which returned +9.08% and +8.62%. 1 Effective November 30, 2005, we replaced the S&P 500 with the Russell 1000 Index as the Fund's benchmark because we believe the

1. Source: Standard & Poor's Micropal. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

PORTFOLIO BREAKDOWN

Franklin Structured Large Cap
Core Equity Fund
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Finance                                                                    20.0%
Electronic Technology*                                                     10.8%
Health Technology*                                                         10.4%
Consumer Non-Durables                                                       8.6%
Producer Manufacturing                                                      8.4%
Energy Minerals                                                             6.7%
Technology Services*                                                        6.0%
Retail Trade                                                                4.2%
Non-Energy Minerals                                                         3.2%
Communications                                                              2.9%
Health Services                                                             2.8%
Consumer Durables                                                           2.8%
Utilities                                                                   2.4%
Consumer Services                                                           2.2%
Distribution Services                                                       2.0%
Industrial Services                                                         2.0%
Other                                                                       3.8%
Short-Term Investments & Other Net Assets                                   0.8%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

composition of the Russell 1000 Index better reflects the Fund's investments. You can find more of the Fund's performance data in the Performance Summary beginning on page 5.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended June 30, 2006, the U.S. economy advanced at a moderate pace. After a slow fourth quarter 2005, gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate fell from 5.0% to 4.6%. 2 Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index
(CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate from 3.25% to 5.25% in eight quarter-point steps. The Fed's credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

2.    Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


2 | Annual Report

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +11.09%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +8.62% and +6.48%. 4 Energy, materials and industrials stocks performed particularly well. Large-capitalization stocks generally lagged their small- and mid-cap counterparts for most of the fiscal year until May 2006, at which point large-cap stocks produced smaller losses as the stock market entered a downturn. Higher interest rates and indications of a slowing economy meant more investors began shifting money away from companies with small market capitalizations into larger, less risky companies toward period-end.

INVESTMENT STRATEGY

Our twin objectives for Franklin Structured Large Cap Core Equity Fund are very tight risk controls and modest excess return over the Fund's benchmark. To achieve the first objective, the portfolio is managed using robust quantitative tools that match broad risk characteristics of the index. To achieve the second objective, we tap into Franklin's deep pool of research analysis. The portfolio is managed to very closely follow the index with very tight tracking error levels. The portfolio generally is sector- and industry-neutral (i.e., it does not typically deviate from the index weightings by more than 2%) with excess return coming primarily from security selection of Franklin Advisers, Inc.

MANAGER'S DISCUSSION

Franklin Structured Large Cap Core Equity Fund uses an enhanced index strategy that seeks to outperform the Russell 1000 Index marginally, with very little excess relative risk. We expect the majority of our over- or under-performance to come from security selection.

For the 12 months ended June 30, 2006, when compared with the benchmark Russell 1000 Index, the Fund's position in Continental Airlines (which is not in the index), and our overweighted allocations to pharmacy benefits management company Express Scripts and electric utility TXU contributed to relative

TOP 10 HOLDINGS

Franklin Structured Large Cap Core Equity Fund 6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           4.0%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Citigroup Inc.                                                              2.4%
 FINANCE
--------------------------------------------------------------------------------
Pfizer Inc.                                                                 2.1%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.1%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Johnson & Johnson                                                           1.8%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
General Electric Co.                                                        1.8%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Bank of America Corp.                                                       1.8%
 FINANCE
--------------------------------------------------------------------------------
Merck & Co. Inc.                                                            1.7%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
The Procter & Gamble Co.                                                    1.6%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.6%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                               Annual Report | 3
performance. Conversely, our overweighted positions in computer vendor Dell and home builder NVR, as well as a position in William Lyon Homes (sold by period-end), detracted from our overall results this fiscal year. Despite continued healthy sales and margins, Dell's share price suffered as investors perceived waning corporate demand for its PCs and servers. Shares of William Lyon and NVR benefited greatly from the housing boom in recent years, but began to adjust downward this reporting period as the housing market cooled and new home orders decreased in some regions.

We appreciate your support and look forward to serving your investment needs in the years ahead.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

Performance Summary as of 6/30/06

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

-------------------------------------------------------------------------------------------------
SYMBOL: N/A                                    CHANGE            6/30/06             6/30/05
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.17             $11.61              $11.78
-------------------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------
                                               1-YEAR             3-YEAR      INCEPTION (4/30/03)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +7.92%            +34.67%             +43.82%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +7.92%            +10.43%             +12.16%
-------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4           $1,079,198         $1,346,686          $1,438,260
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.


                                                               Annual Report | 5

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1 MILLION INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
                                                                         6/30/06
--------------------------------------------------------------------------------
1-Year                                                                    +7.92%
--------------------------------------------------------------------------------
3-Year                                                                   +10.43%
--------------------------------------------------------------------------------
Since Inception (4/30/03)                                                +12.16%
--------------------------------------------------------------------------------

4/30/03-6/30/06
$ Millions

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Franklin Structured Large Cap       Russell 1000 Index 5            S&P 500 5
Core Equity Fund

                                        USD                               USD                      USD
                  Franklin Structured Large Cap Core Equity Fund     S&P 500 Index 5       Russell 1000 Index 5
Apr-2003 *                         1,000,000.00                       1,000,000.00            1,000,000.00
  Apr-03                           1,000,000.00                       1,000,000.00            1,000,000.00
  May-03                           1,056,999.77                       1,052,475.46            1,057,015.95
  Jun-03                           1,067,999.70                       1,065,909.78            1,070,917.28
  Jul-03                           1,088,999.61                       1,083,876.17            1,092,256.83
  Aug-03                           1,108,999.47                       1,104,686.65            1,114,424.98
  Sep-03                           1,095,999.60                       1,093,260.71            1,103,009.96
  Oct-03                           1,152,999.81                       1,155,001.78            1,167,684.09
  Nov-03                           1,166,999.51                       1,164,601.03            1,181,684.56
  Dec-03                           1,222,703.87                       1,225,846.62            1,238,271.90
  Jan-04                           1,241,323.75                       1,248,533.36            1,261,807.75
  Feb-04                           1,252,702.56                       1,266,631.87            1,279,283.43
  Mar-04                           1,237,186.15                       1,247,945.38            1,261,830.93
  Apr-04                           1,211,325.40                       1,228,812.94            1,239,020.61
  May-04                           1,223,738.57                       1,245,467.94            1,256,892.84
  Jun-04                           1,250,633.86                       1,269,753.45            1,279,551.25
  Jul-04                           1,207,187.28                       1,226,811.17            1,234,614.70
  Aug-04                           1,212,359.56                       1,231,409.30            1,240,705.93
  Sep-04                           1,217,531.80                       1,244,863.44            1,256,366.08
  Oct-04                           1,225,807.32                       1,264,058.64            1,276,631.40
  Nov-04                           1,268,219.20                       1,314,591.78            1,331,288.29
  Dec-04                           1,308,957.34                       1,359,648.14            1,379,490.93
  Jan-05                           1,281,805.23                       1,327,005.40            1,344,731.92
  Feb-05                           1,316,876.56                       1,353,748.53            1,374,972.07
  Mar-05                           1,297,643.91                       1,330,734.78            1,353,206.38
  Apr-05                           1,276,149.58                       1,305,960.39            1,328,251.55
  May-05                           1,321,400.62                       1,347,102.39            1,375,334.59
  Jun-05                           1,332,712.04                       1,349,005.06            1,380,953.32
  Jul-05                           1,376,837.23                       1,399,455.62            1,434,661.75
  Aug-05                           1,357,603.88                       1,385,955.23            1,422,245.49
  Sep-05                           1,364,395.11                       1,397,605.80            1,435,462.24
  Oct-05                           1,344,028.08                       1,374,908.83            1,410,283.98
  Nov-05                           1,397,204.05                       1,425,333.63            1,463,969.23
  Dec-05                           1,398,612.02                       1,425,988.00            1,465,925.33
  Jan-06                           1,443,211.71                       1,464,619.20            1,507,025.64
  Feb-06                           1,428,346.38                       1,467,192.10            1,510,396.29
  Mar-06                           1,453,125.16                       1,487,067.11            1,531,778.74
  Apr-06                           1,474,186.67                       1,507,299.53            1,550,159.98
  May-06                           1,427,111.60                       1,463,109.62            1,504,385.94
  Jun-06                           1,438,260.52                       1,465,318.50            1,506,350.92

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. INVESTING IN A FUND THAT FOCUSES IN ONE OR A FEW SECTORS INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IN THAT SECTOR. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator have agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


6 | Annual Report

Your Fund's Expenses

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
                                                  VALUE 1/1/06         VALUE 6/30/06    PERIOD* 1/1/06-6/30/06
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,028.30               $3.52
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,021.32               $3.51
--------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.70% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 | Annual Report

Franklin Structured Large Cap Growth Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Structured Large Cap Growth Equity Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies whose market capitalizations are within the top 50% in terms of size of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Structured Large Cap Growth Equity Fund covers the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

Franklin Structured Large Cap Growth Equity Fund posted a +4.44% cumulative total return for the period under review. The Fund underperformed the Russell 1000 Growth Index, which returned +6.12%. 1 You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended June 30, 2006, the U.S. economy advanced at a moderate pace. After a slow fourth quarter 2005, gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate fell from 5.0% to 4.6%. 2 Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

1. Source: Standard & Poor's Micropal. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 26.


                                                               Annual Report | 9

PORTFOLIO BREAKDOWN
Franklin Structured Large Cap
Growth Equity Fund
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                                     16.7%
Health Technology*                                                         13.6%
Technology Services*                                                       11.2%
Finance                                                                     8.2%
Producer Manufacturing                                                      8.0%
Consumer Non-Durables                                                       7.8%
Retail Trade                                                                7.5%
Consumer Services                                                           3.8%
Health Services                                                             3.7%
Transportation                                                              3.4%
Energy Minerals                                                             2.4%
Process Industries                                                          2.2%
Communications                                                              2.1%
Other                                                                       7.8%
Short-Term Investments & Other Net Assets                                   1.6%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index
(CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate from 3.25% to 5.25% in eight quarter-point steps. The Fed's credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +11.09%, while the broader Standard & Poor's 500 Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +8.62% and +6.48%. 4 Energy, materials and industrials stocks performed particularly well. Large-capitalization stocks generally lagged their small- and mid-cap counterparts for most of the fiscal year until May 2006, at which point large-cap stocks produced smaller losses as the stock market entered a downturn. Higher interest rates and indications of a slowing economy meant more investors began shifting money away from companies with small market capitalizations into larger, less risky companies toward period-end.

INVESTMENT STRATEGY

Our twin objectives for Franklin Structured Large Cap Growth Equity Fund are very tight risk controls and modest excess return over the Russell 1000 Growth Index. To achieve the first objective, the portfolio is run using robust

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


10 | Annual Report
quantitative tools that match broad risk characteristics of the index. To achieve the second objective, we tap into Franklin's deep pool of research analysis. The portfolio is managed to very closely follow the index with very tight tracking error levels. The portfolio generally is sector- and industry-neutral (i.e., it does not typically deviate from the index weightings by more than 1%) with excess return coming primarily from security selection of Franklin Advisers, Inc.

MANAGER'S DISCUSSION

Franklin Structured Large Cap Growth Equity Fund uses an enhanced index strategy that seeks to outperform the Russell 1000 Growth Index marginally, with very little excess relative risk. We expect the majority of our over- or underperformance to come from security selection.

For the 12 months ended June 30, 2006, the Fund benefited from its overweighted position, versus the benchmark Russell 1000 Growth Index, in global logistics and freight forwarding company Expeditors International of Washington. The company's net income increased significantly as it landed a great deal of new transportation business while realizing increased efficiency and productivity. Oil services and exploration companies also fared well, partially due to record-high oil prices, but also due to rising demand for oil and gas exploration and discovery. The Fund held Veritas DGC and McDermott International (sold by period-end), which are not index components. Veritas, which uses seismic data to survey oil and gas fields, and McDermott, which builds deepwater oil and gas production facilities, provided stellar returns in this environment and were two of our top performers.

On the contrary, our underweighted position in Apple Computer, zero weighting in heavy equipment manufacturer Caterpillar, and overweighted positions in computer vendor Dell and semiconductor giant Intel hindered the Fund's overall results. Apple stock rose substantially for the year despite growing investor caution as product launches were delayed and the surge in demand for the company's ubiquitous iPod music players appeared to be waning. Dell posted healthy sales and margins but its share price suffered throughout the Fund's fiscal year as investors perceived waning corporate demand for its PCs and servers. Intel had a strong sales year but its stock fell in part due to reduced revenue expectations.

TOP 10 HOLDINGS
Franklin Structured Large Cap
Growth Equity Fund
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.5%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Johnson & Johnson                                                           4.1%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
The Procter & Gamble Co.                                                    3.8%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
General Electric Co.                                                        3.2%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                          3.1%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Intel Corp.                                                                 2.7%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Wal-Mart Stores Inc.                                                        2.3%
 RETAIL TRADE
--------------------------------------------------------------------------------
Amgen Inc.                                                                  2.2%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Lowe's Cos. Inc.                                                            1.8%
 RETAIL TRADE
--------------------------------------------------------------------------------
Dell Inc.                                                                   1.8%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------


                                                              Annual Report | 11

We appreciate your support and look forward to serving your investment needs in the years ahead.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 6/30/06

FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

-----------------------------------------------------------------------------------------------------
SYMBOL: N/A                                     CHANGE              6/30/06              6/30/05
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.39               $11.40               $11.01
-----------------------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------
                                                 1-YEAR               3-YEAR      INCEPTION (4/30/03)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2                        +4.44%              +21.83%              +30.48%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 3                    +4.44%               +6.80%               +8.76%
-----------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4            $1,044,420           $1,218,276           $1,304,773
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1 MILLION INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
                                                                         6/30/06
--------------------------------------------------------------------------------
1-Year                                                                    +4.44%
--------------------------------------------------------------------------------
3-Year                                                                    +6.80%
--------------------------------------------------------------------------------
Since Inception (4/30/03)                                                 +8.76%
--------------------------------------------------------------------------------

4/30/03-6/30/06
$ Millions

Franklin Structured Large Cap Growth Equity Fund     Russell 1000 Growth Index 5

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                        USD                                       USD
                 Franklin Structured Large Cap Growth Equity Fund      Russell 1000 Growth Index 5
Apr-2003 *                         1,000,000.00                              1,000,000.00
  Apr-03                           1,000,000.00                              1,000,000.00
  May-03                           1,055,000.00                              1,049,917.74
  Jun-03                           1,071,000.02                              1,064,373.28
  Jul-03                           1,094,000.07                              1,090,859.64
  Aug-03                           1,119,999.95                              1,117,989.49
  Sep-03                           1,109,999.93                              1,106,021.71
  Oct-03                           1,170,999.81                              1,168,142.74
  Nov-03                           1,184,999.84                              1,180,372.57
  Dec-03                           1,227,458.61                              1,221,195.05
  Jan-04                           1,249,565.93                              1,246,132.36
  Feb-04                           1,253,776.79                              1,254,050.07
  Mar-04                           1,230,616.79                              1,230,787.86
  Apr-04                           1,210,615.24                              1,216,478.26
  May-04                           1,228,511.50                              1,239,153.37
  Jun-04                           1,256,934.53                              1,254,637.19
  Jul-04                           1,186,403.03                              1,183,709.48
  Aug-04                           1,182,192.17                              1,177,864.90
  Sep-04                           1,189,561.18                              1,189,066.46
  Oct-04                           1,209,562.75                              1,207,611.88
  Nov-04                           1,242,196.72                              1,249,150.84
  Dec-04                           1,287,857.51                              1,298,129.87
  Jan-05                           1,244,739.64                              1,254,839.52
  Feb-05                           1,249,278.41                              1,268,193.82
  Mar-05                           1,223,180.79                              1,245,087.50
  Apr-05                           1,199,353.57                              1,221,377.49
  May-05                           1,257,221.65                              1,280,470.09
  Jun-05                           1,249,280.28                              1,275,749.98
  Jul-05                           1,306,014.29                              1,338,103.20
  Aug-05                           1,286,725.59                              1,320,868.00
  Sep-05                           1,287,861.96                              1,326,951.40
  Oct-05                           1,273,109.10                              1,314,054.85
  Nov-05                           1,328,710.98                              1,370,749.25
  Dec-05                           1,317,362.66                              1,366,450.40
  Jan-06                           1,345,975.63                              1,390,442.36
  Feb-06                           1,343,687.00                              1,388,233.23
  Mar-06                           1,359,709.13                              1,408,729.05
  Apr-06                           1,353,988.70                              1,406,815.14
  May-06                           1,303,629.07                              1,359,129.75
  Jun-06                           1,304,773.64                              1,353,766.14

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. INVESTING IN A FUND THAT FOCUSES IN ONE OR A FEW SECTORS INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IN THAT SECTOR. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator have agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


14 | Annual Report

Your Fund's Expenses

FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
                                                   VALUE 1/1/06         VALUE 6/30/06     PERIOD* 1/1/06-6/30/06
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $  990.40                $3.45
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,021.32                $3.51
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.70% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


16 | ANNUAL REPORT

Institutional Fiduciary Trust

FINANCIAL HIGHLIGHTS

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND

                                                                ----------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                                 2006          2005          2004       2003 e
                                                                ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................    $11.78        $12.09        $10.68      $10.00
                                                                ----------------------------------------------
Income from investment operations a:
 Net investment income b ...................................      0.14          0.16          0.09        0.02
 Net realized and unrealized gains (losses) ................      0.78          0.61          1.71        0.66
                                                                ----------------------------------------------
Total from investment operations ...........................      0.92          0.77          1.80        0.68
                                                                ----------------------------------------------
Less distributions from:
 Net investment income .....................................     (0.22)        (0.06)        (0.09)         --
 Net realized gains ........................................     (0.87)        (1.02)        (0.30)         --
                                                                ----------------------------------------------
Total distributions ........................................     (1.09)        (1.08)        (0.39)         --
                                                                ----------------------------------------------
Net asset value, end of year ...............................    $11.61        $11.78        $12.09      $10.68
                                                                ==============================================
Total return c .............................................      7.92%         6.56%        17.10%       6.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................    $3,203        $2,969        $2,786      $2,137
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ..........      2.39% d       2.26% d       3.66%       1.03% f
 Expenses net of waiver and payments by affiliate ..........      0.70% d       0.70% d       0.70%       0.12% f
 Net investment income .....................................      1.18%         1.37%         0.81%     0.17%f
Portfolio turnover rate ....................................     77.16%       112.78%       164.34%       9.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Benefit of expense reduction is less than 0.01%.

e     For the period April 30, 2003 (commencement of operations) to June 30,
      2003.

f     Not annualized.


                         Annual Report | See notes to financial statements. | 17

Institutional Fiduciary Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

--------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND            SHARES      VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 99.2%
  COMMERCIAL SERVICES 0.4%
a Dun & Bradstreet Corp. ...........................           90     $    6,271
  Moody's Corp. ....................................           78          4,248
  SEI Investments Co. ..............................           61          2,982
                                                                      ----------
                                                                          13,501
                                                                      ----------
  COMMUNICATIONS 2.9%
  AT&T Inc. ........................................        1,234         34,416
  BellSouth Corp. ..................................          472         17,086
  CenturyTel Inc. ..................................           93          3,455
  Sprint Nextel Corp. ..............................          357          7,137
  Verizon Communications Inc. ......................          928         31,079
                                                                      ----------
                                                                          93,173
                                                                      ----------
  CONSUMER DURABLES 2.8%
  Black & Decker Corp. .............................          221         18,666
a Electronic Arts Inc. .............................          156          6,714
  Ethan Allen Interiors Inc. .......................          232          8,480
  Ford Motor Co. ...................................        2,306         15,980
  Furniture Brands International Inc. ..............            8            167
a Goodyear Tire & Rubber Co. .......................          770          8,547
a Marvel Entertainment Inc. ........................          362          7,240
a NVR Inc. .........................................           27         13,264
  The Ryland Group Inc. ............................          243         10,587
                                                                      ----------
                                                                          89,645
                                                                      ----------
  CONSUMER NON-DURABLES 8.6%
  Altria Group Inc. ................................          448         32,897
  Anheuser-Busch Cos. Inc. .........................          536         24,436
  The Coca-Cola Co. ................................        1,147         49,344
  Colgate-Palmolive Co. ............................          511         30,609
  General Mills Inc. ...............................          354         18,288
  K-Swiss Inc., A ..................................          584         15,593
  Loews Corp. - Carolina Group .....................           37          1,901
  PepsiCo Inc. .....................................          523         31,401
  The Procter & Gamble Co. .........................          934         51,930
  Seaboard Corp. ...................................            1          1,280
a Timberland Co., A ................................           47          1,227
  VF Corp. .........................................          105          7,131
a The Warnaco Group Inc. ...........................          356          6,650
  Wolverine World Wide Inc. ........................           64          1,493
                                                                      ----------
                                                                         274,180
                                                                      ----------
  CONSUMER SERVICES 2.2%
  CBS Corp., B .....................................          219          5,924
  Cendant Corp. ....................................           88          1,434
  Clear Channel Communications Inc. ................          175          5,416
a Comcast Corp. ....................................          183          5,991
  Gannett Co. Inc. .................................           21          1,175
  IHOP Corp. .......................................           85          4,087


18 | Annual Report

Institutional Fiduciary Trust

--------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND            SHARES      VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  CONSUMER SERVICES (CONTINUED)
  Meredith Corp. ...................................          180     $    8,917
a Papa John's International Inc. ...................          144          4,781
  Time Warner Inc. .................................          128          2,214
a Viacom Inc., B ...................................          219          7,849
  The Walt Disney Co. ..............................          767         23,010
                                                                      ----------
                                                                          70,798
                                                                      ----------
  DISTRIBUTION SERVICES 2.0%
a Brightpoint Inc. .................................           76          1,028
  Cardinal Health Inc. .............................          118          7,591
  CDW Corp. ........................................          122          6,667
  McKesson Corp. ...................................           81          3,830
a Performance Food Group Co. .......................          145          4,405
  Sysco Corp. ......................................          865         26,435
a WESCO International Inc. .........................          216         14,904
                                                                      ----------
                                                                          64,860
                                                                      ----------
  ELECTRONIC TECHNOLOGY 10.8%
a Agilent Technologies Inc. ........................          378         11,930
a Apple Computer Inc. ..............................          309         17,650
  Applied Materials Inc. ...........................          405          6,593
  The Boeing Co. ...................................          477         39,071
a Broadcom Corp., A ................................           16            481
a Ceradyne Inc. ....................................          179          8,859
a Cisco Systems Inc. ...............................        2,522         49,255
a Dell Inc. ........................................          992         24,215
  General Dynamics Corp. ...........................          380         24,875
  Hewlett-Packard Co. ..............................          343         10,866
  Intel Corp. ......................................        2,666         50,521
a Lam Research Corp. ...............................          537         25,035
  Lockheed Martin Corp. ............................          289         20,733
  Motorola Inc. ....................................           90          1,813
  National Semiconductor Corp. .....................          310          7,393
a NCR Corp. ........................................          132          4,836
  Nokia Corp., ADR (Finland) .......................          937         18,984
a QLogic Corp. .....................................        1,051         18,119
  Texas Instruments Inc. ...........................          116          3,514
a Trident Microsystems Inc. ........................           41            778
                                                                      ----------
                                                                      ----------
                                                                         345,521
                                                                      ----------
                                                                      ----------
  ENERGY MINERALS 6.7%
  Chevron Corp. ....................................          299         18,556
  Devon Energy Corp. ...............................          485         29,299
  Exxon Mobil Corp. ................................        2,097        128,651
  Frontier Oil Corp. ...............................          580         18,792
  Royal Dutch Shell PLC, A, ADR (United Kingdom) ...          133          8,908
  Sunoco Inc. ......................................          172         11,918
                                                                      ----------
                                                                      ----------
                                                                         216,124
                                                                      ----------


                                                              Annual Report | 19

Institutional Fiduciary Trust

--------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND            SHARES      VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  FINANCE 20.0%
  Advance America Cash Advance Centers Inc. ........          100     $    1,754
  AFLAC Inc. .......................................          760         35,226
  The Allstate Corp. ...............................          125          6,841
  American Express Co. .............................           64          3,406
  American International Group Inc. ................          275         16,239
a AmeriCredit Corp. ................................          406         11,336
  Ameriprise Financial Inc. ........................          149          6,656
  Assurant Inc. ....................................          679         32,864
  Bank of America Corp. ............................        1,203         57,864
  The Bank of New York Co. Inc. ....................          263          8,469
a Berkshire Hathaway Inc., B .......................            1          3,043
  BlackRock Inc., A ................................           44          6,123
  Capital One Financial Corp. ......................          327         27,942
  Chubb Corp. ......................................          480         23,952
  Citigroup Inc. ...................................        1,598         77,088
  Commerce Group Inc. ..............................          234          6,912
a CompuCredit Corp. ................................           16            615
  Doral Financial Corp. (Puerto Rico) ..............          261          1,673
  Fannie Mae .......................................          559         26,888
  Fidelity National Financial Inc. .................          279         10,867
a FirstFed Financial Corp. .........................           65          3,749
  Genworth Financial Inc., A .......................          219          7,630
  Golden West Financial Corp. ......................          226         16,769
  The Goldman Sachs Group Inc. .....................           91         13,689
  Greenhill & Co. Inc. .............................            3            182
  Hartford Financial Services Group Inc. ...........           24          2,030
  HCC Insurance Holdings Inc. ......................          174          5,123
  Investors Financial Services Corp. ...............          196          8,800
  JPMorgan Chase & Co. .............................          146          6,132
  Lehman Brothers Holdings Inc. ....................           96          6,254
  M&T Bancorp ......................................           91         10,731
  MGIC Investment Corp. ............................           38          2,470
  Morgan Stanley ...................................          121          7,648
  Nationwide Financial Services Inc., A ............          235         10,359
a NCO Group Inc. ...................................           57          1,507
  Northern Trust Corp. .............................           77          4,258
  Old Republic International Corp. .................          563         12,031
  Protective Life Corp. ............................          101          4,709
  Prudential Financial Inc. ........................          255         19,814
  SAFECO Corp. .....................................          314         17,694
  Selective Insurance Group Inc. ...................          341         19,052
  StanCorp Financial Group Inc. ....................           40          2,036
  W. R. Berkley Corp. ..............................          642         21,911
  Wachovia Corp. ...................................          122          6,598
  Washington Mutual Inc. ...........................          421         19,189
  Wells Fargo & Co. ................................          596         39,980
  Zenith National Insurance Corp. ..................          140          5,554
                                                                      ----------
                                                                         641,657
                                                                      ----------


 20 | Annual Report

Institutional Fiduciary Trust

--------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND            SHARES      VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  HEALTH SERVICES 2.8%
  Aetna Inc. .......................................          295     $   11,779
  CIGNA Corp. ......................................          244         24,037
a Coventry Health Care Inc. ........................           15            824
a Express Scripts Inc. .............................          220         15,783
  HCA Inc. .........................................          395         17,044
  LCA-Vision Inc. ..................................           56          2,963
a Pediatrix Medical Group Inc. .....................           21            951
  UnitedHealth Group Inc. ..........................          364         16,300
                                                                      ----------
                                                                          89,681
                                                                      ----------
  HEALTH TECHNOLOGY 10.4%
  Abbott Laboratories ..............................          445         19,406
a Alkermes Inc. ....................................          176          3,330
  Alpharma Inc., A .................................          654         15,722
a Amgen Inc. .......................................          326         21,265
a Barr Pharmaceuticals Inc. ........................           50          2,385
  Bristol-Myers Squibb Co. .........................          608         15,723
a Endo Pharmaceuticals Holdings Inc. ...............          647         21,338
a Forest Laboratories Inc. .........................          114          4,411
a Invitrogen Corp. .................................            1             66
  Johnson & Johnson ................................          982         58,841
  Merck & Co. Inc. .................................        1,495         54,463
  Mylan Laboratories Inc. ..........................          174          3,480
  Pfizer Inc. ......................................        2,842         66,702
a Varian Medical Systems Inc. ......................           32          1,515
a ViroPharma Inc. ..................................          134          1,155
a Waters Corp. .....................................          486         21,578
  Wyeth ............................................          503         22,338
                                                                      ----------
                                                                         333,718
                                                                      ----------
  INDUSTRIAL SERVICES 2.0%
  Building Materials Holding Corp. .................           43          1,198
  Halliburton Co. ..................................          100          7,421
a Helix Energy Solutions Group Inc. ................          405         16,346
a Maverick Tube Corp. ..............................          454         28,688
a Superior Energy Services Inc. ....................           11            373
  Todco, A .........................................          233          9,518
                                                                      ----------
                                                                          63,544
                                                                      ----------
  NON-ENERGY MINERALS 3.2%
  Eagle Materials Inc. .............................          586         27,835
  Florida Rock Industries Inc. .....................           46          2,285
  Freeport-McMoRan Copper & Gold Inc., B ...........          481         26,652
  Louisiana-Pacific Corp. ..........................           48          1,051
  Metal Management Inc. ............................          280          8,574
  Nucor Corp. ......................................          198         10,741
  Steel Dynamics Inc. ..............................          216         14,200
  Texas Industries Inc. ............................           15            796


                                                              Annual Report | 21

Institutional Fiduciary Trust

--------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND            SHARES      VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  NON-ENERGY MINERALS (CONTINUED)
  United States Steel Corp. ........................           80     $    5,610
  USEC Inc. ........................................          273          3,235
                                                                      ----------
                                                                         100,979
                                                                      ----------
  PROCESS INDUSTRIES 0.9%
  Agrium Inc. (Canada) .............................           65          1,509
  The Dow Chemical Co. .............................          266         10,382
  FMC Corp. ........................................          100          6,439
  H.B. Fuller Co. ..................................            8            348
  Westlake Chemical Corp. ..........................          367         10,937
                                                                      ----------
                                                                          29,615
                                                                      ----------
  PRODUCER MANUFACTURING 8.4%
  3M Co. ...........................................          524         42,324
  Autoliv Inc. (Sweden) ............................          191         10,805
  Crane Co. ........................................           86          3,578
  Cummins Inc. .....................................           64          7,824
  Emerson Electric Co. .............................            4            335
a Energizer Holdings Inc. ..........................          360         21,085
  Freightcar America Inc. ..........................          225         12,490
  General Electric Co. .............................        1,769         58,306
  Honeywell International Inc. .....................          118          4,755
  Joy Global Inc. ..................................          283         14,741
a Mettler-Toledo International Inc. (Switzerland) ..          474         28,710
  Mueller Industries Inc. ..........................          594         19,620
  Simpson Manufacturing Co. Inc. ...................          230          8,292
a Terex Corp. ......................................            9            888
  Textron Inc. .....................................           72          6,637
  Toro Co. .........................................            6            280
a TRW Automotive Holdings Corp. ....................           86          2,346
  Tyco International Ltd. ..........................          100          2,750
  United Technologies Corp. ........................          318         20,168
  Watsco Inc. ......................................           28          1,675
                                                                      ----------
                                                                         267,609
                                                                      ----------
  REAL ESTATE INVESTMENT TRUSTS 0.8%
  FelCor Lodging Trust Inc. ........................          599         13,022
  PS Business Parks Inc. ...........................          225         13,275
                                                                      ----------
                                                                          26,297
                                                                      ----------
  RETAIL TRADE 4.2%
  Abercrombie & Fitch Co., A .......................           34          1,885
 Best Buy Co. Inc. .................................           86          4,716
a Dollar Tree Stores Inc. ..........................          158          4,187
a Dress Barn Inc. ..................................           57          1,445
  The Gap Inc. .....................................          120          2,088
  The Home Depot Inc. ..............................          354         12,670
a InterActiveCorp ..................................          597         15,814


22 | Annual Report

Institutional Fiduciary Trust

--------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND            SHARES      VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  RETAIL TRADE (CONTINUED)
  J.C. Penney Co. Inc. .............................          152     $   10,261
a Kohl's Corp. .....................................           36          2,128
  Limited Brands Inc. ..............................          253          6,474
  Lowe's Cos. Inc. .................................           70          4,247
a Pantry Inc. ......................................            9            518
a Rent-A-Center Inc. ...............................          150          3,729
  Ross Stores Inc. .................................          153          4,292
  The Sherwin-Williams Co. .........................          116          5,508
  Target Corp. .....................................           94          4,594
  Wal-Mart Stores Inc. .............................        1,012         48,748
  Williams-Sonoma Inc. .............................           54          1,839
                                                                      ----------
                                                                         135,143
                                                                      ----------
  TECHNOLOGY SERVICES 6.0%
  Accenture Ltd., A ................................           91          2,577
  Automatic Data Processing Inc. ...................          202          9,161
a CSG Systems International Inc. ...................          161          3,983
a Digital Insight Corp. ............................           46          1,577
a EarthLink Inc. ...................................        1,858         16,090
  Fair Isaac Corp. .................................           27            980
  First Data Corp. .................................           91          4,099
  Global Payments Inc. .............................          229         11,118
a InfoSpace Inc. ...................................          120          2,721
  International Business Machines Corp. ............          516         39,639
a Intuit Inc. ......................................          183         11,051
  Microsoft Corp. ..................................        2,850         66,405
a MicroStrategy Inc. ...............................          122         11,898
a Oracle Corp. .....................................          459          6,651
a Salesforce.com Inc. ..............................           14            373
  United Online Inc. ...............................          240          2,880
                                                                      ----------
                                                                         191,203
                                                                      ----------
  TRANSPORTATION 1.7%
  C.H. Robinson Worldwide Inc. .....................          240         12,792
a Continental Airlines Inc., B .....................          104          3,099
a EGL Inc. .........................................          238         11,948
  United Parcel Service Inc., B ....................          327         26,922
                                                                      ----------
                                                                          54,761
                                                                      ----------
  UTILITIES 2.4%
  Entergy Corp. ....................................          201         14,221
  Exelon Corp. .....................................          104          5,910
  PG&E Corp. .......................................          511         20,072
  TXU Corp. ........................................          634         37,907
                                                                      ----------
                                                                          78,110
                                                                      ----------
  TOTAL COMMON STOCKS (COST $3,006,856) ............                   3,180,119
                                                                      ----------


                                                              Annual Report | 23

Institutional Fiduciary Trust

----------------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND                                      SHARES      VALUE
----------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $8,375) 0.3%
  MONEY MARKET FUND 0.3%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83% .........       8,375    $    8,375
                                                                                                ----------
  TOTAL INVESTMENTS (COST $3,015,231) 99.5% ....................................                 3,188,494
  OTHER ASSETS, LESS LIABILITIES 0.5% ..........................................                    14,661
                                                                                                ----------
  NET ASSETS 100.0% ............................................................                $3,203,155
                                                                                                ==========

See Selected Portfolio Abbreviations on page 33.

a     Non-income producing for the twelve months ended June 30, 2006.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


24 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

FINANCIAL HIGHLIGHTS

FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND

                                                               ----------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                                2006          2005          2004       2003 e
                                                               ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................    $11.01        $11.94        $10.71      $10.00
                                                               ----------------------------------------------
Income from investment operations a:
 Net investment income b ..................................      0.06          0.09          0.04        0.01
 Net realized and unrealized gains (losses) ...............      0.43         (0.14)         1.79        0.70
                                                               ----------------------------------------------
Total from investment operations ..........................      0.49         (0.05)         1.83        0.71
                                                               ----------------------------------------------
Less distributions from:
 Net investment income ....................................     (0.05)        (0.10)        (0.06)         --
 Net realized gains .......................................     (0.05)        (0.78)        (0.54)         --
                                                               ----------------------------------------------
Total distributions .......................................     (0.10)        (0.88)        (0.60)         --
                                                               ----------------------------------------------
Net asset value, end of year ..............................    $11.40        $11.01        $11.94      $10.71
                                                               ==============================================
Total return c ............................................      4.44%        (0.61)%       17.36%       7.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $2,883        $2,761        $2,974      $2,143
Ratios to average net assets:
 Expenses before waiver and payments by affiliate .........      2.53% d       2.21% d       3.72%       1.03% f
 Expenses net of waiver and payments by affiliate .........      0.70% d       0.70% d       0.70%       0.12% f
 Net investment income ....................................      0.49%         0.82%         0.32%       0.11% f
Portfolio turnover rate ...................................     30.83%        73.10%       173.60%      11.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Benefit of expense reduction is less than 0.01%.

e     For the period April 30, 2003 (commencement of operations) to June 30,
      2003.

f     Not annualized.


                         Annual Report | See notes to financial statements. | 25

Institutional Fiduciary Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                                     COUNTRY        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  COMMON STOCKS 98.0%
  COMMERCIAL SERVICES 1.2%
  Moody's Corp. ................................................................    United States        204     $   11,110
  Robert Half International Inc. ...............................................    United States        554         23,268
a Wright Express Corp. .........................................................    United States          9            258
                                                                                                                 ----------
                                                                                                                     34,636
                                                                                                                 ----------
  COMMUNICATIONS 2.1%
  America Movil SA de CV, L, ADR ...............................................        Mexico           420         13,969
  AT&T Inc. ....................................................................    United States        204          5,690
a Embarq Corp. .................................................................    United States         16            656
a NII Holdings Inc. ............................................................    United States        290         16,350
  Partner Communications Co. Ltd., ADR .........................................        Israel           814          6,683
  Sprint Nextel Corp. ..........................................................    United States        320          6,397
  Telefonos de Mexico SA de CV, L, ADR .........................................        Mexico           533         11,102
                                                                                                                 ----------
                                                                                                                     60,847
                                                                                                                 ----------
  CONSUMER DURABLES 1.2%
  Eastman Kodak Co. ............................................................    United States         51          1,213
a Electronic Arts Inc. .........................................................    United States        162          6,973
  Ethan Allen Interiors Inc. ...................................................    United States        196          7,164
  Ford Motor Co. ...............................................................    United States        265          1,836
  Furniture Brands International Inc. ..........................................    United States        167          3,480
  Harman International Industries Inc. .........................................    United States        101          8,622
a Meritage Homes Corp. .........................................................    United States        132          6,237
a Toll Brothers Inc. ...........................................................    United States          4            102
                                                                                                                 ----------
                                                                                                                     35,627
                                                                                                                 ----------
  CONSUMER NON-DURABLES 7.8%
  American Greetings Corp., A ..................................................    United States        120          2,521
  Anheuser-Busch Cos. Inc. .....................................................    United States         71          3,237
  Clorox Co. ...................................................................    United States        137          8,353
  The Coca-Cola Co. ............................................................    United States        591         25,425
  Coca-Cola Femsa SA de CV, L, ADR .............................................        Mexico            47          1,387
a Guess? Inc. ..................................................................    United States         78          3,257
  K-Swiss Inc., A ..............................................................    United States        200          5,340
  Loews Corp. - Carolina Group .................................................    United States        285         14,640
  PepsiCo Inc. .................................................................    United States        704         42,268
  Phillips-Van Heusen Corp. ....................................................    United States         54          2,061
  The Procter & Gamble Co. .....................................................    United States      1,956        108,754
  Reynolds American Inc. .......................................................    United States         24          2,767
  Yankee Candle Co. Inc. .......................................................    United States        132          3,301
                                                                                                                 ----------
                                                                                                                    223,311
                                                                                                                 ----------
  CONSUMER SERVICES 3.8%
a Apollo Group Inc., A .........................................................    United States        115          5,942
a eBay Inc. ....................................................................    United States        306          8,963
  Entercom Communications Corp. ................................................    United States        148          3,872
  Gannett Co. Inc. .............................................................    United States         45          2,517
  Hilton Hotels Corp. ..........................................................    United States        305          8,625


26 | Annual Report

Institutional Fiduciary Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                                     COUNTRY        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  CONSUMER SERVICES (CONTINUED)
  IHOP Corp. ...................................................................    United States          2     $       96
  International Game Technology ................................................    United States        110          4,173
  Intrawest Corp. ..............................................................        Canada           230          7,328
a Jack in the Box Inc. .........................................................    United States         32          1,254
  Landry's Restaurants Inc. ....................................................    United States        228          7,399
a Scholastic Corp. .............................................................    United States        123          3,194
a Univision Communications Inc., A .............................................    United States        517         17,320
a Vail Resorts Inc. ............................................................    United States        179          6,641
a Viacom Inc., B ...............................................................    United States        267          9,569
  The Walt Disney Co. ..........................................................    United States        727         21,810
                                                                                                                 ----------
                                                                                                                    108,703
                                                                                                                 ----------
  DISTRIBUTION SERVICES 1.5%
  AmerisourceBergen Corp. ......................................................    United States        127          5,324
  Cardinal Health Inc. .........................................................    United States         65          4,181
a Performance Food Group Co. ...................................................    United States        399         12,122
  Sysco Corp. ..................................................................    United States        717         21,911
                                                                                                                 ----------
                                                                                                                     43,538
                                                                                                                 ----------
  ELECTRONIC TECHNOLOGY 16.7%
a Agilent Technologies Inc. ....................................................    United States         84          2,651
a Apple Computer Inc. ..........................................................    United States        375         21,420
  Applied Materials Inc. .......................................................    United States      1,397         22,743
a Ase Test Ltd. ................................................................        Taiwan           479          4,349
  The Boeing Co. ...............................................................    United States        476         38,989
a Brocade Communications Systems Inc. ..........................................    United States        746          4,581
a Cisco Systems Inc. ...........................................................    United States      4,519         88,256
a Dell Inc. ....................................................................    United States      2,096         51,163
a EMC Corp. ....................................................................    United States        635          6,966
  Harris Corp. .................................................................    United States        297         12,329
  Intel Corp. ..................................................................    United States      4,075         77,221
  KLA-Tencor Corp. .............................................................    United States        161          6,693
a Lam Research Corp. ...........................................................    United States        310         14,452
  Linear Technology Corp. ......................................................    United States        655         21,936
a Network Appliance Inc. .......................................................    United States         63          2,224
  Nokia Corp., ADR .............................................................       Finland           665         13,473
a Powerwave Technologies Inc. ..................................................    United States        368          3,356
  QUALCOMM Inc. ................................................................    United States        969         38,828
  Rockwell Automation Inc. .....................................................    United States        214         15,410
a Silicon Laboratories Inc. ....................................................    United States         34          1,195
  Siliconware Precision Industries Co. Ltd., ADR ...............................        Taiwan           337          2,015
a Sycamore Networks Inc. .......................................................    United States      1,809          7,345
  Texas Instruments Inc. .......................................................    United States         33          1,000
a Trident Microsystems Inc. ....................................................    United States        140          2,657
a Varian Inc. ..................................................................    United States        342         14,197
  Xilinx Inc. ..................................................................    United States        199          4,507
                                                                                                                 ----------
                                                                                                                    479,956
                                                                                                                 ----------


                                                              Annual Report | 27

Institutional Fiduciary Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                                     COUNTRY        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  ENERGY MINERALS 2.4%
  Devon Energy Corp. ...........................................................    United States        540     $   32,621
  Exxon Mobil Corp. ............................................................    United States        327         20,062
  Frontier Oil Corp. ...........................................................    United States         84          2,722
  Peabody Energy Corp. .........................................................    United States         32          1,784
  Pogo Producing Co. ...........................................................    United States         37          1,706
  Valero Energy Corp. ..........................................................    United States        172         11,441
                                                                                                                 ----------
                                                                                                                     70,336
                                                                                                                 ----------
  FINANCE 8.2%
  AFLAC Inc. ...................................................................    United States        580         26,883
  American Financial Group Inc. ................................................    United States        177          7,593
a AmeriCredit Corp. ............................................................    United States         56          1,564
  AmerUs Group Co. .............................................................    United States          4            234
a Arch Capital Group Ltd. ......................................................    United States        301         17,897
  Aspen Insurance Holdings Ltd. ................................................    United States        289          6,731
a Berkshire Hathaway Inc., B ...................................................    United States          3          9,129
  Calamos Asset Management Inc., A .............................................    United States         37          1,073
  Doral Financial Corp. ........................................................     Puerto Rico         405          2,596
  Downey Financial Corp. .......................................................    United States         73          4,953
a E*TRADE Financial Corp. ......................................................    United States        718         16,385
  Fannie Mae ...................................................................    United States        386         18,567
  FBL Financial Group Inc., A ..................................................    United States        111          3,596
  Federated Investors Inc., B ..................................................    United States         96          3,024
  Fidelity National Financial Inc. .............................................    United States        194          7,556
  First American Corp. .........................................................    United States        174          7,355
  Freddie Mac ..................................................................    United States        120          6,841
  GATX Corp. ...................................................................    United States         12            510
  Golden West Financial Corp. ..................................................    United States        239         17,734
a Knight Capital Group Inc. ....................................................    United States        284          4,325
  LandAmerica Financial Group Inc. .............................................    United States         55          3,553
  Marsh & McLennan Cos. Inc. ...................................................    United States        355          9,546
  MetLife Inc. .................................................................    United States         57          2,919
  Nuveen Investments ...........................................................    United States         46          1,980
  Ohio Casualty Corp. ..........................................................    United States         52          1,546
  RLI Corp. ....................................................................    United States        137          6,601
  Selective Insurance Group Inc. ...............................................    United States        111          6,202
  StanCorp Financial Group Inc. ................................................    United States         24          1,222
a United Rentals Inc. ..........................................................    United States         31            991
  Wachovia Corp. ...............................................................    United States        104          5,624
  Wells Fargo & Co. ............................................................    United States        446         29,918
  XL Capital Ltd., A ...........................................................       Bermuda            19          1,165
  Zenith National Insurance Corp. ..............................................    United States         14            555
                                                                                                                 ----------
                                                                                                                    236,368
                                                                                                                 ----------
  HEALTH SERVICES 3.7%
  Caremark Rx Inc. .............................................................    United States        415         20,696
  CIGNA Corp. ..................................................................    United States         14          1,379
a Community Health Systems Inc. ................................................    United States          6            221


28 | Annual Report

Institutional Fiduciary Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                                     COUNTRY        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  HEALTH SERVICES (CONTINUED)
a Express Scripts Inc. .........................................................    United States        150     $   10,761
  HCA Inc. .....................................................................    United States        109          4,703
a Health Net Inc., A ...........................................................    United States         62          2,801
a Kindred Healthcare Inc. ......................................................    United States        263          6,838
a Molina Healthcare Inc. .......................................................    United States         26            989
  Quest Diagnostics Inc. .......................................................    United States         90          5,393
  UnitedHealth Group Inc. ......................................................    United States        404         18,091
a VCA Antech Inc. ..............................................................    United States        200          6,386
a WellPoint Inc. ...............................................................    United States        400         29,108
                                                                                                                 ----------
                                                                                                                    107,366
                                                                                                                 ----------
  HEALTH TECHNOLOGY 13.6%
  Abbott Laboratories ..........................................................    United States        445         19,406
a Alkermes Inc. ................................................................    United States         63          1,192
  Alpharma Inc., A .............................................................    United States        333          8,005
a Amgen Inc. ...................................................................    United States        990         64,578
a Bio-Rad Laboratories Inc., A .................................................    United States         64          4,156
  Biomet Inc. ..................................................................    United States        134          4,193
  Biovail Corp. ................................................................        Canada           143          3,348
a Boston Scientific Corp. ......................................................    United States        936         15,762
a Celgene Corp. ................................................................    United States        182          8,632
  Eli Lilly and Co. ............................................................    United States        236         13,044
a Endo Pharmaceuticals Holdings Inc. ...........................................    United States        270          8,904
a Genentech Inc. ...............................................................    United States        106          8,671
a Invitrogen Corp. .............................................................    United States         38          2,511
  Johnson & Johnson ............................................................    United States      1,961        117,503
a King Pharmaceuticals Inc. ....................................................    United States        226          3,842
  Medtronic Inc. ...............................................................    United States        453         21,255
  Merck & Co. Inc. .............................................................    United States        176          6,412
  Pfizer Inc. ..................................................................    United States      1,096         25,723
  Schering-Plough Corp. ........................................................    United States        262          4,986
  Serono SA, ADR ...............................................................     Switzerland         142          2,435
a Varian Medical Systems Inc. ..................................................    United States        419         19,840
a ViroPharma Inc. ..............................................................    United States        102            879
a Waters Corp. .................................................................    United States         14            622
  Wyeth ........................................................................    United States        472         20,961
a Zimmer Holdings Inc. .........................................................    United States         92          5,218
                                                                                                                 ----------
                                                                                                                    392,078
                                                                                                                 ----------
  INDUSTRIAL SERVICES 1.5%
a Dycom Industries Inc. ........................................................    United States        199          4,237
  Granite Construction Inc. ....................................................    United States         62          2,807
  Halliburton Co. ..............................................................    United States         39          2,894
a Helix Energy Solutions Group Inc. ............................................    United States        361         14,570
a Jacobs Engineering Group Inc. ................................................    United States         54          4,300
  Smith International Inc. .....................................................    United States         41          1,823
a Veritas DGC Inc. .............................................................    United States        270         13,927
                                                                                                                 ----------
                                                                                                                     44,558
                                                                                                                 ----------


                                                              Annual Report | 29

Institutional Fiduciary Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                                     COUNTRY        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  NON-ENERGY MINERALS 1.9%
  Cemex SA de CV, CPO, ADR .....................................................        Mexico           120     $    6,836
a Century Aluminum Co. .........................................................    United States          1             36
  Companhia Vale do Rio Doce, ADR ..............................................        Brazil           154          3,702
  Freeport-McMoRan Copper & Gold Inc., B .......................................    United States         70          3,879
  Louisiana-Pacific Corp. ......................................................    United States         22            482
  Mittal Steel Co. NV, N.Y. shs., A ............................................     Netherlands         223          6,804
  Nucor Corp. ..................................................................    United States         70          3,797
  Quanex Corp. .................................................................    United States        105          4,522
  Southern Copper Corp. ........................................................    United States         37          3,298
  Steel Dynamics Inc. ..........................................................    United States        169         11,110
  Texas Industries Inc. ........................................................    United States        169          8,974
                                                                                                                 ----------
                                                                                                                     53,440
                                                                                                                 ----------
  PROCESS INDUSTRIES 1.8%
  Agrium Inc. ..................................................................        Canada           320          7,430
  Bunge Ltd. ...................................................................    United States         31          1,558
  Celanese Corp., A ............................................................    United States        116          2,369
  Eastman Chemical Co. .........................................................    United States         13            702
  FMC Corp. ....................................................................    United States         86          5,538
  H.B. Fuller Co. ..............................................................    United States        149          6,492
a Headwaters Inc. ..............................................................    United States        258          6,594
  Lyondell Chemical Co. ........................................................    United States        602         13,641
a PolyOne Corp. ................................................................    United States         75            659
  Westlake Chemical Corp. ......................................................    United States        258          7,688
                                                                                                                 ----------
                                                                                                                     52,671
                                                                                                                 ----------
  PRODUCER MANUFACTURING 8.0%
  3M Co. .......................................................................    United States        444         35,862
  A.O. Smith Corp. .............................................................    United States        116          5,378
  ArvinMeritor Inc. ............................................................    United States         12            206
  Commercial Metals Co. ........................................................    United States         22            565
  General Electric Co. .........................................................    United States      2,757         90,871
  Kennametal Inc. ..............................................................    United States         60          3,735
a Mettler-Toledo International Inc. ............................................     Switzerland         265         16,051
  Modine Manufacturing Co. .....................................................    United States          2             47
  Mueller Industries Inc. ......................................................    United States        229          7,564
a Terex Corp. ..................................................................    United States        166         16,384
  Tyco International Ltd. ......................................................    United States        180          4,950
  United Technologies Corp. ....................................................    United States        778         49,341
                                                                                                                 ----------
                                                                                                                    230,954
                                                                                                                 ----------
  REAL ESTATE INVESTMENT TRUSTS 0.1%
  Boston Properties Inc. .......................................................    United States         28          2,531
  Post Properties Inc. .........................................................    United States         17            771
                                                                                                                 ----------
                                                                                                                      3,302
                                                                                                                 ----------
  RETAIL TRADE 7.5%
  Abercrombie & Fitch Co., A ...................................................    United States         55          3,049
  Best Buy Co. Inc. ............................................................    United States        118          6,471


30 | Annual Report

Institutional Fiduciary Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                                     COUNTRY        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  RETAIL TRADE (CONTINUED)
a Charming Shoppes Inc. ........................................................    United States        557     $    6,261
a Children's Place Retail Stores Inc. ..........................................    United States         40          2,402
  Dillard's Inc., A ............................................................    United States        132          4,204
  The Home Depot Inc. ..........................................................    United States        814         29,133
  Longs Drug Stores Corp. ......................................................    United States         37          1,688
  Lowe's Cos. Inc. .............................................................    United States        858         52,055
a Pacific Sunwear of California Inc. ...........................................    United States         99          1,775
a Pantry Inc. ..................................................................    United States         44          2,532
  Ross Stores Inc. .............................................................    United States         56          1,571
  Target Corp. .................................................................    United States        476         23,262
a Too Inc. .....................................................................    United States        129          4,952
  Wal-Mart Stores Inc. .........................................................    United States      1,382         66,571
  Walgreen Co. .................................................................    United States        209          9,371
                                                                                                                 ----------
                                                                                                                    215,297
                                                                                                                 ----------
  TECHNOLOGY SERVICES 11.2%
  Accenture Ltd., A ............................................................    United States        429         12,149
  Adobe Systems Inc. ...........................................................    United States          1             30
a CSG Systems International Inc. ...............................................    United States        109          2,697
a EarthLink Inc. ...............................................................    United States        732          6,339
  Fair Isaac Corp. .............................................................    United States         48          1,743
  First Data Corp. .............................................................    United States        516         23,241
a Google Inc., A ...............................................................    United States         84         35,224
  International Business Machines Corp. ........................................    United States        315         24,198
a Mercury Interactive Corp. ....................................................    United States        254          8,882
  Microsoft Corp. ..............................................................    United States      5,574        129,874
a MicroStrategy Inc. ...........................................................    United States          2            195
a Novell Inc. ..................................................................    United States        515          3,415
  Paychex Inc. .................................................................    United States        694         27,052
a RealNetworks Inc. ............................................................    United States        191          2,044
  SAP AG, ADR ..................................................................       Germany            23          1,208
a Sybase Inc. ..................................................................    United States        509          9,875
a Symantec Corp. ...............................................................    United States        243          3,776
a Yahoo! Inc. ..................................................................    United States        907         29,931
                                                                                                                 ----------
                                                                                                                    321,873
                                                                                                                 ----------
  TRANSPORTATION 3.4%
a British Airways PLC, ADR .....................................................    United Kingdom        58          3,684
  C.H. Robinson Worldwide Inc. .................................................    United States        141          7,515
a Continental Airlines Inc., B .................................................    United States        264          7,867
a EGL Inc. .....................................................................    United States         21          1,054
  Expeditors International of Washington Inc. ..................................    United States        640         35,846
  Lan Airlines SA, ADR .........................................................        Chile            144          4,686
  Overseas Shipholding Group Inc. ..............................................    United States        218         12,895
  Southwest Airlines Co. .......................................................    United States      1,277         20,905
a YRC Worldwide Inc. ...........................................................    United States        101          4,253
                                                                                                                 ----------
                                                                                                                     98,705
                                                                                                                 ----------


                                                              Annual Report | 31

Institutional Fiduciary Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                                     COUNTRY        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  UTILITIES 0.4%
  Cleco Corp. ..................................................................    United States         50     $    1,162
a NRG Energy Inc. ..............................................................    United States        209         10,070
                                                                                                                 ----------
                                                                                                                     11,232
                                                                                                                 ----------
  TOTAL COMMON STOCKS (COST $2,574,297) ........................................                                  2,824,798
                                                                                                                 ----------
  PREFERRED STOCK (COST $9,958) 0.4%
  PROCESS INDUSTRIES 0.4%
  Aracruz Celulose SA, ADR, pfd ................................................        Brazil           249         13,053
                                                                                                                 ----------
  TOTAL LONG TERM INVESTMENTS (COST $2,584,255) ................................                                  2,837,851
                                                                                                                 ----------
  SHORT TERM INVESTMENT (COST $30,286) 1.1%
  MONEY MARKET FUND 1.1%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83% .........    United States     30,286         30,286
                                                                                                                 ----------
  TOTAL INVESTMENTS (COST $2,614,541) 99.5% ....................................                                  2,868,137
  OTHER ASSETS, LESS LIABILITIES 0.5% ..........................................                                     14,714
                                                                                                                 ----------
  NET ASSETS 100.0% ............................................................                                 $2,882,851
                                                                                                                 ==========

See Selected Portfolio Abbreviations on page 33.

a     Non-income producing for the twelve months ended June 30, 2006.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


32 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
MGIC - Mortgage Guaranty Insurance Corp.
CPO  - Certificates of Ordinary Participation


                         Annual Report | See notes to financial statements. | 33

Institutional Fiduciary Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                                                -----------------------------------------
                                                                FRANKLIN STRUCTURED   FRANKLIN STRUCTURED
                                                                  LARGE CAP CORE        LARGE CAP GROWTH
                                                                    EQUITY FUND           EQUITY FUND
                                                                -----------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................       $3,006,856           $2,584,255
  Cost - Sweep Money Fund (Note 7) ...........................            8,375               30,286
                                                                     -------------------------------
  Total cost of investments ..................................       $3,015,231           $2,614,541
                                                                     ===============================
  Value - Unaffiliated issuers ...............................       $3,180,119           $2,837,851
  Value - Sweep Money Fund (Note 7) ..........................            8,375               30,286
                                                                     -------------------------------
  Total value of investments .................................        3,188,494            2,868,137
 Receivables:
  Dividends ..................................................            3,206                1,448
  Affiliates .................................................           31,134               33,081
                                                                     -------------------------------
        Total assets .........................................        3,222,834            2,902,666
                                                                     -------------------------------
Liabilities:
 Payables:
  Reports to shareholders ....................................            4,570                5,504
  Professional fees ..........................................           13,146               13,146
  Pricing fees ...............................................            1,829                1,072
 Accrued expenses and other liabilities ......................              134                   93
                                                                     -------------------------------
        Total liabilities ....................................           19,679               19,815
                                                                     -------------------------------
          Net assets, at value ...............................       $3,203,155           $2,882,851
                                                                     ===============================
Net assets consist of:
 Paid-in capital .............................................       $2,852,660           $2,606,354
 Undistributed net investment income .........................           19,507                7,853
 Net unrealized appreciation (depreciation) ..................          173,263              253,596
 Accumulated net realized gain (loss) ........................          157,725               15,048
                                                                     ===============================
Net assets, at value .........................................       $3,203,155           $2,882,851
                                                                     ===============================
Shares outstanding ...........................................          275,889              252,939
                                                                     ===============================
Net asset value and maximum offering price per share .........       $    11.61           $    11.40
                                                                     ===============================


34 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

STATEMENTS OF OPERATIONS
for the year ended June 30, 2006

                                                                               ----------------------------------------
                                                                               FRANKLIN STRUCTURED  FRANKLIN STRUCTURED
                                                                                 LARGE CAP CORE      LARGE CAP GROWTH
                                                                                   EQUITY FUND          EQUITY FUND
                                                                               ----------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers .......................................................        $ 58,301            $ 34,269
  Sweep Money Fund (Note 7) ..................................................             401                 413
                                                                                      ----------------------------
        Total investment income ..............................................          58,702              34,682
                                                                                      ----------------------------
Expenses:
  Management fees (Note 3a) ..................................................          15,536              14,502
  Administrative fees (Note 3b) ..............................................           6,231               5,815
  Transfer agent fees (Note 3c) ..............................................             184                 209
  Custodian fees (Note 4) ....................................................              77                  82
  Reports to shareholders ....................................................           9,952              10,848
  Registration and filing fees ...............................................          13,432              13,357
  Professional fees ..........................................................          20,508              20,731
  Pricing fees ...............................................................           6,017               5,122
  Trustees' fees and expenses ................................................              37                  35
  Other ......................................................................           2,731               2,975
                                                                                      ----------------------------
        Total expenses .......................................................          74,705              73,676
        Expense reductions (Note 4) ..........................................              (7)                 (5)
        Expenses waived/paid by affiliates (Note 3d) .........................         (52,828)            (53,317)
                                                                                      ----------------------------
          Net expenses .......................................................          21,870              20,354
                                                                                      ----------------------------
           Net investment income .............................................          36,832              14,328
                                                                                      ----------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................................         234,104              73,848
  Foreign currency transactions ..............................................               4                 (52)
                                                                                      ----------------------------
 Net realized gain (loss) ....................................................         234,108              73,796
                                                                                      ----------------------------
 Net change in unrealized appreciation (depreciation) on investments .........         (36,905)             34,171
                                                                                      ----------------------------
Net realized and unrealized gain (loss) ......................................         197,203             107,967
                                                                                      ----------------------------
Net increase (decrease) in net assets resulting from operations ..............        $234,035            $122,295
                                                                                      ============================


                         Annual Report | See notes to financial statements. | 35

Institutional Fiduciary Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         -------------------------------------------------------
                                                                            FRANKLIN STRUCTURED           FRANKLIN STRUCTURED
                                                                               LARGE CAP CORE              LARGE CAP GROWTH
                                                                                EQUITY FUND                   EQUITY FUND
                                                                            YEAR ENDED JUNE 30,           YEAR ENDED JUNE 30,
                                                                         -------------------------------------------------------
                                                                            2006           2005           2006           2005
                                                                         -------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................    $   36,832     $   38,606     $   14,328     $   23,518
  Net realized gain (loss) from investments and foreign currency
    transactions ....................................................       234,108        154,431         73,796        (28,599)
  Net change in unrealized appreciation (depreciation)
    on investments ..................................................       (36,905)        (9,893)        34,171        (11,837)
                                                                         -------------------------------------------------------
       Net increase (decrease) in net assets resulting
          from operations ...........................................       234,035        183,144        122,295        (16,918)
                                                                         -------------------------------------------------------
 Distributions to shareholders from:
  Net investment income .............................................       (56,237)       (13,085)       (13,541)       (24,746)
  Net realized gains ................................................      (218,748)      (235,307)       (12,162)      (194,106)
                                                                         -------------------------------------------------------
 Total distributions to shareholders ................................      (274,985)      (248,392)       (25,703)      (218,852)
                                                                         -------------------------------------------------------
 Capital share transactions (Note 2) ................................       274,985        248,392         25,703         21,831
                                                                         -------------------------------------------------------
       Net increase (decrease) in net assets ........................       234,035        183,144        122,295       (213,939)
Net assets:
 Beginning of year ..................................................     2,969,120      2,785,976      2,760,556      2,974,495
                                                                         -------------------------------------------------------
 End of year ........................................................    $3,203,155     $2,969,120     $2,882,851     $2,760,556
                                                                         =======================================================
Undistributed net investment income included in net assets:
 End of year ........................................................    $   19,507     $   38,691     $    7,853     $    7,066
                                                                         =======================================================


36 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of four separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                                                              Annual Report | 37

Institutional Fiduciary Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts may be in excess of the amount reflected in the Statement of Operations.

The risk of these contracts includes movement in the values of the foreign currencies relative to the U.S. dollar and possible inability of the counter parties to fulfill their obligations under the contracts, which may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


38 | Annual Report

Institutional Fiduciary Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                          -------------------------------------------------
                                                                FRANKLIN                    FRANKLIN
                                                          STRUCTURED LARGE CAP         STRUCTURED LARGE CAP
                                                            CORE EQUITY FUND            GROWTH EQUITY FUND
                                                          -------------------------------------------------
                                                           SHARES       AMOUNT         SHARES       AMOUNT
                                                          -------------------------------------------------
CLASS A SHARES:
Year ended June 30, 2006
 Shares issued in reinvestment of distributions ......     23,933     $ 274,985         2,178     $  25,703
                                                          -------------------------------------------------
 Net increase (decrease) .............................     23,933     $ 274,985         2,178     $  25,703
                                                          =================================================
Year ended June 30, 2005
 Shares issued in reinvestment of distributions ......     21,580     $ 248,392        18,115     $ 204,333
 Shares redeemed .....................................         --            --       (16,531)     (182,502)
                                                          -------------------------------------------------
 Net increase (decrease) .............................     21,580     $ 248,392         1,584     $  21,831
                                                          =================================================


                                                              Annual Report | 39

Institutional Fiduciary Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                  Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers of 0.50% per year of the average daily net assets of each of the Funds.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                           -------------------------------------
                                              FRANKLIN              FRANKLIN
                                             STRUCTURED            STRUCTURED
                                           LARGE CAP CORE       LARGE CAP GROWTH
                                             EQUITY FUND           EQUITY FUND
                                           -------------------------------------
Transfer agent fees ...................               $48                    $52

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses. Total expenses waived /paid by FT Services and Adviser are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end.

E. OTHER AFFILIATED TRANSACTIONS

At June 30, 2006, Advisers owned 89.80% and 90.50% of the Franklin Structured Large Cap Core Equity Fund and the Franklin Structured Large Cap Growth Equity Funds' outstanding shares, respectively.


40 | Annual Report

Institutional Fiduciary Trust

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended June 30, 2006, the Franklin Structured Large Cap Growth Equity Fund utilized $16,486 of capital loss carryforwards. For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2006, the Franklin Structured Large Cap Growth Fund deferred realized currency losses of $52.

The tax character of distributions paid during the years ended June 30, 2006 and 2005, was as follows:

                                       -----------------------------------------------
                                        FRANKLIN STRUCTURED       FRANKLIN STRUCTURED
                                          LARGE CAP CORE           LARGE CAP GROWTH
                                            EQUITY FUND               EQUITY FUND
                                       -----------------------------------------------
                                         2006         2005         2006         2005
                                       -----------------------------------------------
Distributions paid from:
  Ordinary income .................    $208,872     $203,145     $ 13,541     $141,294
  Long term capital gain ..........      66,113       45,247       12,162       77,558
                                       -----------------------------------------------
                                       $274,985     $248,392     $ 25,703     $218,852
                                       ===============================================

At June 30, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                       ---------------------------------
                                                          FRANKLIN          FRANKLIN
                                                         STRUCTURED        STRUCTURED
                                                       LARGE CAP CORE   LARGE CAP GROWTH
                                                         EQUITY FUND       EQUITY FUND
                                                       ---------------------------------
Cost of investments ..............................       $3,020,258        $2,636,990
                                                         ----------------------------
Unrealized appreciation ..........................       $  333,800        $  374,217
Unrealized depreciation ..........................         (165,564)         (143,070)
                                                         ----------------------------
Net unrealized appreciation (depreciation) .......       $  168,236        $  231,147
                                                         ============================
Undistributed ordinary income ....................       $  133,914        $   16,756
Undistributed long term capital gains ............           48,345            28,644
                                                         ----------------------------
Distributable earnings ...........................       $  182,259        $   45,400
                                                         ============================


                                                              Annual Report | 41

Institutional Fiduciary Trust

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended June 30, 2006, were as follows:

                                             -----------------------------------
                                                FRANKLIN            FRANKLIN
                                               STRUCTURED          STRUCTURED
                                             LARGE CAP CORE     LARGE CAP GROWTH
                                               EQUITY FUND         EQUITY FUND
                                             -----------------------------------
Purchases ...............................      $2,475,584           $889,566
Sales ...................................      $2,395,899           $921,815

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies


42 | Annual Report

Institutional Fiduciary Trust

8. REGULATORY MATTERS (CONTINUED)

to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


                                                              Annual Report | 43

Institutional Fiduciary Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF INSTITUTIONAL FIDUCIARY TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Structured Large Cap Core Equity Fund and Franklin Structured Large Cap Growth Equity Fund (separate portfolios of Institutional Fiduciary Trust, hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 16, 2006


44 | Annual Report

Institutional Fiduciary Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended June 30, 2006:

                     --------------------------------------
                        FRANKLIN               FRANKLIN
                       STRUCTURED             STRUCTURED
                     LARGE CAP CORE        LARGE CAP GROWTH
                      EQUITY FUND            EQUITY FUND
                     --------------------------------------
                        $74,952                $40,806

Under Section 871(k)(2)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended June 30, 2006:

                     --------------------------------------
                        FRANKLIN               FRANKLIN
                       STRUCTURED             STRUCTURED
                     LARGE CAP CORE        LARGE CAP GROWTH
                      EQUITY FUND            EQUITY FUND
                     --------------------------------------
                       $157,202                $8,903

Under Section 854(b)(2) of the Code, the Funds designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended June 31, 2006:

                     --------------------------------------
                        FRANKLIN               FRANKLIN
                       STRUCTURED             STRUCTURED
                     LARGE CAP CORE        LARGE CAP GROWTH
                      EQUITY FUND            EQUITY FUND
                     --------------------------------------
                        $58,067                $33,932

In January 2007, shareholders will receive Form 1099-DIV which includes their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended June 30, 2006:

                     --------------------------------------
                        FRANKLIN               FRANKLIN
                       STRUCTURED             STRUCTURED
                     LARGE CAP CORE        LARGE CAP GROWTH
                       EQUITY FUND            EQUITY FUND
                     --------------------------------------
                         27.40%                   100%


                                                              Annual Report | 45

Institutional Fiduciary Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION       TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee        Since 1985      141                         Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                       company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Trustee        Since 1998      56                          None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)      Trustee        Since 1989      142                         None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee        Since 2005      137                         Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                   ration and refining of oil and gas),
                                                                                           H.J. Heinz Company (processed foods
                                                                                           and allied products), RTI International
                                                                                           Metals, Inc. (manufacture and distri-
                                                                                           bution of titanium), Canadian National
                                                                                           Railway (railroad), and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION       TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee        Since 1985      114                         Director, Center for Creative Land
One Franklin Parkway                                                                       Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)        Trustee        Since 1992      141                         Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding com-
                                                                                           pany) (1987-2004) and Spacehab,
                                                                                           Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee        Since 2005      104                         Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                   ration and refining of oil and gas) and
                                                                                           Sentient Jet (private jet service); and
                                                                                           FORMERLY, Director, Becton Dickinson
                                                                                           and Company (medical technology),
                                                                                           Cooper Industries, Inc. (electrical
                                                                                           products and tools and hardware),
                                                                                           Health Net, Inc. (formerly, Foundation
                                                                                           Health) (integrated managed care),
                                                                                           The Hertz Corporation, Pacific
                                                                                           Southwest Airlines, The RCA
                                                                                           Corporation, Unicom (formerly,
                                                                                           Commonwealth Edison), UAL
                                                                                           Corporation (airlines) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED           BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)        Trustee and      Trustee since         141                           None
One Franklin Parkway               Chairman of      1985 and
San Mateo, CA 94403-1906           the Board        Chairman of the
                                                    Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)    Trustee,         Trustee since         123                           None
One Franklin Parkway               President and    1985, President
San Mateo, CA 94403-1906           Chief            and Chief
                                   Executive        Executive
                                   Officer -        Officer -
                                   Investment       Investment
                                   Management       Management
                                                    since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)             Vice President   Since 1986            Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)              Chief            Chief Compliance      Not Applicable                Not Applicable
One Franklin Parkway               Compliance       Officer since 2004
San Mateo, CA 94403-1906           Officer and      and Vice
                                   Vice President   President - AML
                                   - AML            Compliance since
                                   Compliance       February 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)             Treasurer        Since 2004            Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED           BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice      Since 2002            Not Applicable                Not Applicable
500 East Broward Blvd.             President and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice President   Since 2000            Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)            Vice President   Since 2000            Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)           Vice President   Vice President        Not Applicable                Not Applicable
One Franklin Parkway               and Secretary    since March 2006
San Mateo, CA 94403-1906                            and Secretary
                                                    since April 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED           BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice President   Since October         Not Applicable                Not Applicable
One Franklin Parkway                                2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)             Chief Financial  Since 2004            Not Applicable                Not Applicable
500 East Broward Blvd.             Officer and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Accounting
                                   Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/321-8563 TO REQUEST THE SAI.


50 | Annual Report

Institutional Fiduciary Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the four separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net


                                                              Annual Report | 51

Institutional Fiduciary Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing backup systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison to a performance universe selected by Lipper for the one-year period ended January 31, 2006, and for additional yearly periods ended that date depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report comparison showed the Fund's total return for the one-year period to be in the second-highest quintile of its performance universe and for the two-year period of its operation to be in the third or middle quintile of such universe. The Board found such performance acceptable.

FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed the Fund's total return for the two-year period of its existence to be in the lowest quintile of such universe. The Board found such performance acceptable, noting the Fund's small size, which as of December 31, 2005, was under $3 million and the fact that its total return for the one-year period exceeded 8% as shown in the Lipper report.


52 | Annual Report

Institutional Fiduciary Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under Lipper reports for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of investment management services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. The Lipper reports showed the effective management fee rates for Franklin Structured Large Cap Core Equity Fund and Franklin Structured Large Cap Growth Equity Fund in comparison with those charged by other funds within their Lipper expense group assuming they were the same size of these respective Funds to be in the middle and second least expensive quintiles of their Lipper expense groups, respectively, and their actual total expenses were in each case within the least expensive quintiles of their respective Lipper expense groups. The Board was satisfied with the comparative expenses of these two Funds, noting they both benefited from management fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show


                                                              Annual Report | 53

Institutional Fiduciary Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. In view of the relatively small asset size of Franklin Structured Large Cap Core Equity Fund and Franklin Structured Large Cap Growth Equity Fund, which in each case was approximately $3 million at December 31, 2005, and the fact that such Funds benefited from fee waivers or reimbursements, the Board did not believe that management was realizing economies of scale in its management of these two Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


54 | Annual Report

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

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

     [LOGO](R)            FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON        600 Fifth Avenue
   INSTITUTIONAL          New York, NY 10020

ANNUAL REPORT

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND
FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

IFT-2 A2006 08/06











                                                       ANNUAL REPORT
------------------------------------------------------------------------ 30 2006
                                                                     06


THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          INSTITUTIONAL FIDUCIARY TRUST

                                        ----------------------------------------

                                          Money Market Portfolio


                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT

IFT Money Market Portfolio .................................................   1

Performance Summary ........................................................   2

Your Fund's Expenses .......................................................   4

Financial Highlights and Statement of Investments ..........................   6

Financial Statements .......................................................   8

Notes to Financial Statements ..............................................  11

Report of Independent Registered Public Accounting Firm ....................  16

Tax Designation ............................................................  17

Board Members and Officers .................................................  18

The Money Market Portfolios ................................................  23

Shareholder Information ....................................................  43

--------------------------------------------------------------------------------

Annual Report

IFT Money Market Portfolio

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The IFT Money Market Portfolio seeks to provide as high a level of current income as is consistent with liquidity and preservation of capital. The Fund invests all of its assets in the shares of The Money Market Portfolio (the Portfolio), which has the same investment goal. The Portfolio, in turn, invests mainly in high-quality, short-term U.S. dollar denominated money market securities of domestic and foreign issuers. The Fund attempts to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

We are pleased to bring you IFT Money Market Portfolio's annual report for the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

Rising short-term interest rates during the year under review resulted in an increase in the Fund's yield. In this environment, the Fund's seven-day effective yield rose from 2.85% on June 30, 2005, to 4.95% on June 30, 2006.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow at a healthy pace during the year under review, although the 2006 second quarter's pace slowed to an estimated annualized 2.5% rate from the first quarter's 5.6% annualized rate. Overall,

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 7.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

PORTFOLIO BREAKDOWN
6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Certificates of Deposit                                                    52.2%
--------------------------------------------------------------------------------
Commercial Paper                                                           44.7%
--------------------------------------------------------------------------------
Repurchase Agreements                                                       3.0%
--------------------------------------------------------------------------------
U.S. Government Agency Securities                                           0.1%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Symbol: INFXX
6/30/06

--------------------------------------------------------------------------------
Seven-day effective yield*                                                 4.95%
--------------------------------------------------------------------------------
Seven-day annualized yield                                                 4.83%
--------------------------------------------------------------------------------

*     The seven-day effective yield assumes compounding of daily dividends.

Annualized and effective yields are for the seven-day period ended 6/30/06. The Fund's average weighted maturity was 26 days. Yield reflects Fund expenses and fluctuations in interest rates on Portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

several factors contributed to real growth. During the reporting period, the labor markets continued to improve, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Finally, business spending and productivity also rose during the reporting period. Double-digit profit growth provided companies with strong revenues, and ample cash helped some companies to support their capital spending.

Oil prices reached a historical high during the year, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while June's headline Consumer Price Index (CPI) reported a 12-month rise of 4.3%, core CPI increased 2.6%. 1

Several times during the period the Federal Reserve Board acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 3.94% at the beginning of the period to 5.15% on June 30, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

INVESTMENT STRATEGY

Consistent with our strategy, we invest, through the Portfolio, mainly in high-quality, short-term U.S. dollar denominated money market securities of domestic and foreign issuers, including bank obligations, commercial paper, repurchase agreements and U.S. government securities. We maintain a dollar-weighted average portfolio maturity of 90 days or less. We seek to provide shareholders with a high-quality, conservative investment vehicle; thus, we do not invest the Fund's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

1.    Source: Bureau of Labor Statistics.


2 | Annual Report

MANAGER'S DISCUSSION

We continued to invest the Portfolio's assets in high-quality money market securities. For example, on June 30, 2006, 100% of the securities purchased for the Portfolio carried short-term credit ratings of A-1 or P-1, or higher, by independent credit rating agency Standard & Poor's or Moody's Investors Service. 2

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

2.    These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 3

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


4 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 1/1/06      VALUE 6/30/06     PERIOD* 1/1/06-6/30/06
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,021.70              $ 1.85
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,022.96              $ 1.86
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.37%, which includes the net expenses incurred by the Portfolio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                               Annual Report | 5

Institutional Fiduciary Trust

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

                                                            ----------------------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                  2006           2005           2004           2003           2002
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ----------------------------------------------------------------------
Income from investment operations - net investment
  income ................................................        0.039          0.018          0.007          0.012          0.024

Less distributions from net investment income ...........       (0.039)        (0.018)        (0.007)        (0.012)        (0.024)
                                                            ----------------------------------------------------------------------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ======================================================================

Total return ............................................         3.94%          1.85%          0.74%          1.20%          2.42%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $3,005,324     $3,931,546     $3,526,923     $2,997,651     $2,342,404

Ratios to average net assets:

  Expenses before waiver and payments by affiliate a ....         0.37%          0.37%          0.37%          0.36%          0.38%

  Expenses net of waiver and payments by affiliate a ....         0.37%          0.37%          0.35%          0.35%          0.35%

  Net investment income .................................         3.88%          1.83%          0.73%          1.19%          2.30%

a The expense ratio includes the Fund's share of the Portfolio's allocated expenses.


6 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006

-------------------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO                                                    SHARES           VALUE
-------------------------------------------------------------------------------------------------------
  MUTUAL FUND (COST $3,009,335,464) 100.1%
a The Money Market Portfolio, 5.12% (Note 1) .....................      3,009,335,464   $ 3,009,335,464
  OTHER ASSETS, LESS LIABILITIES (0.1)%  .........................                           (4,011,904)
                                                                                        ---------------
  NET ASSETS 100.0%  .............................................                      $ 3,005,323,560
                                                                                        ===============

a     The rate shown is the annualized seven-day yield at year end.


                          Annual Report | See notes to financial statements. | 7

Institutional Fiduciary Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

                                                                                        ---------------
                                                                                          MONEY MARKET
                                                                                           PORTFOLIO
                                                                                        ---------------
Assets:
 Investments in Portfolio, at value and cost (Note 1) ...............................   $ 3,009,335,464
                                                                                        ---------------
Liabilities:
 Payables:
  Affiliates ........................................................................           597,529
  Distributions to shareholders .....................................................         3,360,385
 Accrued expenses and other liabilities .............................................            53,990
                                                                                        ---------------
      Total liabilities .............................................................         4,011,904
                                                                                        ---------------
       Net assets, at value .........................................................   $ 3,005,323,560
                                                                                        ===============
Net assets consist of paid-in capital ...............................................   $ 3,005,323,560
                                                                                        ===============
Shares outstanding ..................................................................     3,005,323,560
                                                                                        ===============
Net asset value per share ...........................................................   $          1.00
                                                                                        ===============


8 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

STATEMENT OF OPERATIONS
for the year ended June 30, 2006

                                                                                        ---------------
                                                                                         MONEY MARKET
                                                                                           PORTFOLIO
                                                                                        ---------------
Investment income:
 Dividends from Portfolio ...........................................................   $   162,422,235
                                                                                        ---------------
Expenses:
 Administrative fees (Note 3a) ......................................................         7,955,420
 Transfer agent fees ................................................................            20,141
 Reports to shareholders ............................................................            22,141
 Registration and filing fees .......................................................            79,560
 Professional fees ..................................................................            46,791
 Trustees' fees and expenses ........................................................            46,479
 Other ..............................................................................            56,708
                                                                                        ---------------
      Total expenses ................................................................         8,227,240
                                                                                        ---------------
       Net investment income ........................................................       154,194,995
                                                                                        ---------------
Net increase (decrease) in net assets resulting from operations .....................   $   154,194,995
                                                                                        ===============


                          Annual Report | See notes to financial statements. | 9

Institutional Fiduciary Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        -----------------------------------
                                                                                              MONEY MARKET PORTFOLIO
                                                                                        -----------------------------------
                                                                                                YEAR ENDED JUNE 30,
                                                                                              2006               2005
                                                                                        -----------------------------------
Increase (decrease) in net assets:
 Net investment income from operations ..............................................   $    154,194,995   $     73,878,672
 Distributions to shareholders from net investment income ...........................       (154,194,995)       (73,878,672)
 Capital share transactions (Note 2) ................................................       (926,222,314)       404,623,223
                                                                                        -----------------------------------
      Net increase (decrease) in net assets .........................................       (926,222,314)       404,623,223
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ..................................................................      3,931,545,874      3,526,922,651
                                                                                        -----------------------------------
 End of year ........................................................................   $  3,005,323,560   $  3,931,545,874
                                                                                        ===================================


10 | See notes to financial statements. | Annual Report

Institutional Fiduciary Trust

NOTES TO FINANCIAL STATEMENTS

MONEY MARKET PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of four separate series (the Funds). The Institutional Fiduciary Trust Money Market Portfolio (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The Fund invests substantially all of its assets in The Money Market Portfolio (the Portfolio), which is registered under the 1940 Act as a diversified, open-end investment company. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Shares of the Fund are offered to other investment companies managed by Franklin Advisers Inc. (Advisers), or its affiliates. At June 30, 2006, investment companies managed by Advisers or its affiliates owned 2,466,632,654 shares of the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund holds Portfolio shares that are valued at its proportionate interest in the closing net asset value of the Portfolio. As of June 30, 2006, the Fund owns 60.26% of the Portfolio.

B. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Income and estimated expenses are accrued daily. Dividends from net investment income received from the Portfolio are normally declared daily and distributed monthly. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                                                              Annual Report | 11

Institutional Fiduciary Trust

MONEY MARKET PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                                                                        -----------------------------------
                                                                                                YEAR ENDED JUNE 30,
                                                                                              2006               2005
                                                                                        -----------------------------------
Shares sold .........................................................................   $ 19,140,469,684   $ 17,486,292,092
Shares issued in reinvestment of distributions ......................................        110,576,148         54,552,229
Shares redeemed .....................................................................    (20,177,268,146)   (17,136,221,098)
                                                                                        -----------------------------------
Net increase (decrease) .............................................................   $   (926,222,314)  $    404,623,223
                                                                                        ===================================


12 | Annual Report

Institutional Fiduciary Trust

MONEY MARKET PORTFOLIO

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Portfolio and of the following subsidiary:

--------------------------------------------------------------------------------
SUBSIDIARY                                        AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                 Administrative manager

A. ADMINISTRATIVE FEES

The Fund pays an administrative fee to Advisers of 0.20% per year of the average daily net assets of the Fund.

4. INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2006 and 2005, was as follows:

                                                     ---------------------------
                                                         2006           2005
                                                     ---------------------------
Distributions paid from ordinary income ...........  $154,194,995   $ 73,878,672
                                                     ===========================

At June 30, 2006, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................      $3,009,335,464
                                                                  ==============

Undistributed ordinary income ..............................      $    3,360,385
                                                                  ==============

5. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution


                                                              Annual Report | 13

Institutional Fiduciary Trust

MONEY MARKET PORTFOLIO

5. REGULATORY MATTERS (CONTINUED)

Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


14 | Annual Report

Institutional Fiduciary Trust

MONEY MARKET PORTFOLIO

6. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


                                                              Annual Report | 15

Institutional Fiduciary Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MONEY MARKET PORTFOLIO

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF INSTITUTIONAL FIDUCIARY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (one of the funds constituting the Institutional Fiduciary Trust, hereafter referred to as the "Fund") at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 16, 2006


16 | Annual Report

Institutional Fiduciary Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (the Code), the Fund designates the maximum amount allowable but no less than $149,322,730 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended June 30, 2006.


                                                              Annual Report | 17

Institutional Fiduciary Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee           Since 1985        141                         Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee           Since 1998        56                          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee           Since 1989        142                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee           Since 2005        137                         Director, Hess Corporation
One Franklin Parkway                                                                           (formerly, Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                       (exploration and refining of oil
                                                                                               and gas), H.J. Heinz Company
                                                                                               (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution
                                                                                               of titanium), Canadian National
                                                                                               Railway (railroad), and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


18 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee           Since 1985        114                         Director, Center for Creative Land
One Franklin Parkway                                                                           Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee           Since 1992        141                         Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding com-
                                                                                               pany) (1987-2004) and Spacehab, Inc.
                                                                                               (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee           Since 2005        104                         Director, Hess Corporation (formerly,
One Franklin Parkway                                                                           Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                       ration and refining of oil and gas)
                                                                                               and Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company (medical
                                                                                               technology), Cooper Industries, Inc.
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net, Inc.
                                                                                               (formerly, Foundation Health)
                                                                                               (integrated managed care), The Hertz
                                                                                               Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation, Unicom
                                                                                               (formerly, Commonwealth Edison), UAL
                                                                                               Corporation (airlines) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 19

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and       Trustee since     141                         None
One Franklin Parkway           Chairman of the   1985 and
San Mateo, CA 94403-1906       Board             Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.       Trustee,          Trustee since     123                         None
(1940)                         President and     1985, President
One Franklin Parkway           Chief Executive   and Chief
San Mateo, CA 94403-1906       Officer -         Executive
                               Investment        Officer -
                               Management        Investment
                                                 Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)         Vice President    Since 1986        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)          Chief Compliance  Chief Compliance  Not Applicable              Not Applicable
One Franklin Parkway           Officer and Vice  Officer since
San Mateo, CA 94403-1906       President - AML   2004 and Vice
                               Compliance        President - AML
                                                 Compliance since
                                                 February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)         Treasurer         Since 2004        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


20 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)        Senior Vice       Since 2002        Not Applicable              Not Applicable
500 East Broward Blvd.         President and
Suite 2100                     Chief Executive
Fort Lauderdale,               Officer -
FL 33394-3091                  Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)           Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)        Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)       Vice President    Vice President    Not Applicable              Not Applicable
One Franklin Parkway           and Secretary     since March
San Mateo, CA 94403-1906                         2006 and
                                                 Secretary since
                                                 April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 21

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)           Vice President    Since October     Not Applicable              Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)         Chief Financial   Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.         Officer and
Suite 2100                     Chief
Fort Lauderdale,               Accounting
FL 33394-3091                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's administrator and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/321-8563 TO REQUEST THE SAI.


22 | Annual Report

The Money Market Portfolios

FINANCIAL HIGHLIGHTS

THE MONEY MARKET PORTFOLIO

                                                            ----------------------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                  2006           2005           2004           2003           2002
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ----------------------------------------------------------------------
Income from investment operations - net investment
 income .................................................        0.041          0.020          0.009          0.014          0.026
                                                            ----------------------------------------------------------------------
Less distributions from net investment income ...........       (0.041)        (0.020)        (0.009)        (0.014)        (0.026)
                                                            ----------------------------------------------------------------------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ======================================================================

Total return ............................................         4.15%          2.06%          0.94%          1.41%          2.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $4,993,739     $5,676,479     $5,505,394     $5,331,200     $4,734,196

Ratios to average net assets:

 Expenses before waiver and payments by affiliate and
  expense reduction .....................................         0.16%          0.16%          0.16%          0.15%          0.16%

 Expenses net of waiver and payments by affiliate and
  expense reduction .....................................         0.16% a        0.16% a        0.15% a        0.15%          0.15%

 Net investment income ..................................         4.09%          2.04%          0.93%          1.39%          2.56%

a     Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 23

The Money Market Portfolios

STATEMENT OF INVESTMENTS, JUNE 30, 2006

--------------------------------------------------------------------------------------------------------------------------------
  THE MONEY MARKET PORTFOLIO                                                                   PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 99.8%
  CERTIFICATES OF DEPOSIT 52.1%
  Abbey National Treasury Services PLC, Stamford Branch, 5.26%, 7/24/06 .....................   $  200,000,000    $  200,000,000
  ABN AMRO Bank N.V., Chicago Branch, 5.05%, 7/07/06 ........................................      200,000,000       200,000,332
  Bank of Nova Scotia, Portland Branch, 5.18%, 7/18/06 ......................................      200,000,000       200,000,000
  Banque Nationale de Paris, New York Branch, 5.27%, 7/25/06 ................................      100,000,000       100,000,664
  Barclay's Bank PLC, New York Branch, 4.97%, 2/09/07 .......................................       99,500,000        99,505,868
  Calyon North America Inc., New York Branch, 5.06%, 3/02/07 ................................      100,000,000       100,000,000
  Dexia Credit Local NY, New York Branch, 4.875 - 5.305%, 8/08/06 - 2/01/07 .................      200,000,000       200,000,787
  HBOS Treasury Services, New York Branch, 5.21%, 7/19/06 ...................................      100,000,000       100,000,498
  Lloyds Bank PLC, New York Branch, 5.07%, 7/14/06 ..........................................      200,000,000       200,000,718
  Royal Bank of Canada, New York Branch, 5.23 - 5.28%, 7/21/06 - 7/28/06 ....................      200,000,000       200,000,746
  Societe Generale North America, New York Branch, 5.125%, 7/12/06 ..........................      200,000,000       200,000,000
  Svenska Handelsbanken, New York Branch, 5.06%, 7/10/06 ....................................      200,000,000       200,000,497
  Toronto Dominion Bank, New York Branch, 5.29%, 7/27/06 ....................................      200,000,000       200,000,000
  UBS AG, Stamford Branch, 5.30%, 8/04/06 ...................................................      200,000,000       200,000,000
  Wells Fargo Bank NA, San Francisco Branch, 5.16%, 7/13/06 .................................      200,000,000       200,000,664
                                                                                                                  --------------
  TOTAL CERTIFICATES OF DEPOSIT (COST $2,599,510,774) .......................................                      2,599,510,774
                                                                                                                  --------------
a COMMERCIAL PAPER 44.6%
  Bank of Ireland, 7/26/06 ..................................................................      200,000,000       199,272,222
  Bank of Montreal, 7/06/06 .................................................................      150,000,000       149,895,521
  Concentrate Manufacturing Co., 7/10/06 - 7/19/06 ..........................................       85,000,000        84,853,487
  Depfa Bank PLC, 7/11/06 ...................................................................      200,000,000       199,717,778
  General Electric Capital Corp., 7/17/06 ...................................................      200,000,000       199,551,111
  ING (US) Funding LLC, 7/13/06 - 7/25/06 ...................................................      200,000,000       199,479,333
  Merrill Lynch & Co. Inc., 7/06/06 - 7/07/06 ...............................................      200,000,000       199,841,417
  Morgan Stanley Group Inc., 7/05/06 ........................................................      200,000,000       199,882,889
  National Australia Funding, 7/05/06 .......................................................      225,000,000       224,868,750
  Shell Finance UK PLC, 7/03/06 .............................................................      148,036,000       147,992,658
  Total Capital SA, 7/03/06 .................................................................      225,000,000       224,934,125
  Toyota Motor Credit Corp, 7/20/06 .........................................................      200,000,000       199,452,167
                                                                                                                  --------------
  TOTAL COMMERCIAL PAPER (COST $2,229,741,458) ..............................................                      2,229,741,458
                                                                                                                  --------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,519,771) 0.1%
a Federal Home Loan Bank, 7/03/06 ...........................................................        4,521,000         4,519,771
                                                                                                                  --------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $4,833,772,003) ......................                      4,833,772,003
                                                                                                                  --------------
b REPURCHASE AGREEMENTS 3.0%
  Deutsche Bank Securities Inc., 4.49%, 7/03/06 (Maturity Value $25,009,354)
    Collateralized by U.S. Treasury Notes, 0.875%, 4/15/10 ..................................       25,000,000        25,000,000
  Morgan Stanley & Co. Inc., 4.50%, 7/03/06 (Maturity Value $125,912,199)
    Collateralized by U.S. Treasurty Notes, 3.50%, 1/15/11 ..................................      125,865,000       125,865,000
                                                                                                                  --------------
  TOTAL REPURCHASE AGREEMENTS (COST $150,865,000) ...........................................                        150,865,000
                                                                                                                  --------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,984,637,003) 99.8% ..................................                      4,984,637,003
  OTHER ASSETS, LESS LIABILITIES 0.2% .......................................................                          9,102,017
                                                                                                                  --------------
  NET ASSETS 100.0% .........................................................................                     $4,993,739,020
                                                                                                                  ==============

a     The security is traded on a discount basis with no stated coupon rate.

b     See Note 1(b) regarding repurchase agreements.


24 | See notes to financial statements. | Annual Report

The Money Market Portfolios

FINANCIAL HIGHLIGHTS

THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO

                                                            ----------------------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                  2006           2005           2004           2003           2002
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ----------------------------------------------------------------------
Income from investment operations - net investment income        0.040          0.020          0.009          0.013          0.024
                                                            ----------------------------------------------------------------------
Less distributions from net investment income ...........       (0.040)        (0.020)        (0.009)        (0.013)        (0.024)
                                                            ----------------------------------------------------------------------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ======================================================================

Total return ............................................         4.03%          1.99%          0.87%          1.34%          2.43%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $   94,019     $  110,761     $  117,815     $  201,758     $  226,676

Ratios to average net assets:

 Expenses before waiver and payments by affiliate and
  expense reduction .....................................         0.17%          0.17%          0.16%          0.16%          0.16%

 Expenses net of waiver and payments by affiliate and
  expense reduction .....................................         0.15% a        0.15% a        0.15% a        0.15%          0.15%

 Net investment income ..................................         3.95%          1.97%          0.87%          1.34%          2.33%

a     Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 25

The Money Market Portfolios

STATEMENT OF INVESTMENTS, JUNE 30, 2006

--------------------------------------------------------------------------------------------------------------------------------
  THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO                                        PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 7.9%
a U.S. Treasury Bill,
    7/20/06 .................................................................................   $    5,000,000    $    4,987,848
    8/03/06 .................................................................................        2,500,000         2,489,882
                                                                                                                  --------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $7,477,730) .............................                          7,477,730
                                                                                                                  --------------
b REPURCHASE AGREEMENTS 92.1%
  ABN AMRO Bank, N.V., New York Branch, 4.50%, 7/03/06 (Maturity Value $5,001,875)
   Collateralized by U.S. Treasury Notes, 4.875%, 4/30/08 ...................................        5,000,000         5,000,000
  Banc of America Securities LLC, 4.19%, 7/03/06 (Maturity Value $5,001,746)
   Collateralized by U.S. Treasury Notes, 5.125%, 6/30/11 ...................................        5,000,000         5,000,000
  Barclays Capital Inc., 4.40%, 7/03/06 (Maturity Value $10,003,667)
   Collateralized by U.S. Treasury Notes, 3.375%, 10/15/09 ..................................       10,000,000        10,000,000
  Bear, Stearns & Co. Inc., 4.35%, 7/03/06 (Maturity Value $5,001,813)
   Collateralized by U.S. Treasury Notes, 4.75%, 3/31/11 ....................................        5,000,000         5,000,000
  Deutsche Bank Securities Inc., 4.49%, 7/03/06 (Maturity Value $18,281,838)
   Collateralized by U.S. Treasury Notes, 0.875%, 4/15/10 ...................................       18,275,000        18,275,000
  Dresdner Kleinwort Wasserstein Securites LLC, 4.50%, 7/03/06 (Maturity Value $10,003,750)
   Collateralized by U.S. Treasury Notes, 4.25%, 1/15/11 ....................................       10,000,000        10,000,000
  Greenwich Capital Markets Inc., 4.50%, 7/03/06 (Maturity Value $5,001,875)
   Collateralized by U.S. Treasury Notes, 7.00%, 7/15/06 ....................................        5,000,000         5,000,000
  Merrill Lynch Government Securities Inc., 4.45%, 7/03/06 (Maturity Value $5,001,854)
   Collateralized by a U.S. Treasury Bills, 12/14/06 ........................................        5,000,000         5,000,000
  Morgan Stanley & Co. Inc., 4.50%, 7/03/06 (Maturity Value $18,281,853)
   Collateralized by U.S. Treasury Notes, 3.50%, 1/15/11 ....................................       18,275,000        18,275,000
  UBS Securities LLC, 4.25%, 7/03/06 (Maturity Value $5,001,771)
   Collateralized by a U.S. Treasury Bills, 12/28/06 ........................................        5,000,000         5,000,000
                                                                                                                  --------------
  TOTAL REPURCHASE AGREEMENTS (COST $86,550,000) ............................................                         86,550,000
                                                                                                                  --------------
  TOTAL INVESTMENTS (COST $94,027,730) 100.0% ...............................................                         94,027,730
  OTHER ASSETS, LESS LIABILITIES 0.0% c .....................................................                             (8,293)
                                                                                                                  --------------
  NET ASSETS 100.0% .........................................................................                     $   94,019,437
                                                                                                                  ==============

a     The security is traded on a discount basis with no stated coupon rate.

b     See Note 1(b) regarding repurchase agreements.

c     Rounds to less than 0.1% of net assets.


26 | See notes to financial statements. | Annual Report

The Money Market Portfolios

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                                                              -------------------------------
                                                                                                  THE U.S.
                                                                                                 GOVERNMENT
                                                                                   THE           SECURITIES
                                                                               MONEY MARKET     MONEY MARKET
                                                                                PORTFOLIO        PORTFOLIO
                                                                              -------------------------------
Assets:
 Investments in securities, at amortized cost .............................   $4,833,772,003   $    7,477,730
 Repurchase agreements, at value and cost .................................      150,865,000       86,550,000
                                                                              -------------------------------
      Total investments ...................................................   $4,984,637,003   $   94,027,730
 Cash .....................................................................            5,627            4,062
 Interest receivable ......................................................        9,837,091           10,680
                                                                              -------------------------------
      Total assets ........................................................    4,994,479,721       94,042,472
                                                                              -------------------------------
Liabilities:
 Payables:
  Affiliates ..............................................................          686,436           10,365
  Distributions to shareholders ...........................................              185              128
 Accrued expenses and other liabilities ...................................           54,080           12,542
                                                                              -------------------------------
      Total liabilities ...................................................          740,701           23,035
                                                                              -------------------------------
       Net assets, at value ...............................................   $4,993,739,020   $   94,019,437
                                                                              ===============================
Net assets consist of paid-in capital .....................................   $4,993,739,020   $   94,019,437
                                                                              ===============================
Shares outstanding ........................................................    4,993,739,020       94,019,437
                                                                              ===============================
Net asset value per share .................................................   $         1.00   $         1.00
                                                                              ===============================


                         Annual Report | See notes to financial statements. | 27

The Money Market Portfolios

STATEMENTS OF OPERATIONS
for the year ended June 30, 2006

                                                                              -------------------------------
                                                                                                  THE U.S.
                                                                                                 GOVERNMENT
                                                                                   THE           SECURITIES
                                                                               MONEY MARKET     MONEY MARKET
                                                                                PORTFOLIO        PORTFOLIO
                                                                              -------------------------------
Investment income:
 Interest .................................................................   $  244,427,644   $    4,014,074
                                                                              -------------------------------
Expenses:
 Management fees (Note 3a) ................................................        8,645,042          147,003
 Custodian fees (Note 4) ..................................................          119,710            1,692
 Reports to shareholders ..................................................            7,921            2,626
 Professional fees ........................................................           41,776           11,902
 Other ....................................................................          175,505            3,583
                                                                              -------------------------------
      Total expenses ......................................................        8,989,954          166,806
      Expense reductions (Note 4) .........................................          (25,699)          (2,032)
      Expenses waived/paid by affiliates (Note 3c) ........................               --          (17,912)
                                                                              -------------------------------
       Net expenses .......................................................        8,964,255          146,862
                                                                              -------------------------------
        Net investment income .............................................      235,463,389        3,867,212
                                                                              -------------------------------
Net increase (decrease) in net assets resulting from operations ...........   $  235,463,389   $    3,867,212
                                                                              ===============================


28 | See notes to financial statements. | Annual Report

The Money Market Portfolios

STATEMENTS OF CHANGES IN NET ASSETS

                                                            --------------------------------------------------------------------
                                                                                                 THE U.S. GOVERNMENT SECURITIES
                                                               THE MONEY MARKET PORTFOLIO            MONEY MARKET PORTFOLIO
                                                            --------------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,                 YEAR ENDED JUNE 30,
                                                                 2006              2005              2006              2005
                                                            --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................   $  235,463,389    $  119,375,531    $    3,867,212    $    2,239,743
  Net realized gain (loss) from
   investments ..........................................               --                --                --               190
                                                            --------------------------------------------------------------------
       Net increase (decrease) in net assets
        resulting from operations .......................      235,463,389       119,375,531         3,867,212         2,239,933
 Distributions to shareholders from net
  investment income .....................................     (235,463,389)     (119,375,531)       (3,867,212)       (2,239,933) a
 Capital share transactions (Note 2) ....................     (682,740,398)      171,085,254       (16,741,961)       (7,053,156)
                                                            --------------------------------------------------------------------
       Net increase (decrease) in
        net assets ......................................     (682,740,398)      171,085,254       (16,741,961)       (7,053,156)
Net assets (there is no undistributed net investment
 income at beginning or end of year):
  Beginning of year .....................................    5,676,479,418     5,505,394,164       110,761,398       117,814,554
                                                            --------------------------------------------------------------------
  End of year ...........................................   $4,993,739,020    $5,676,479,418    $   94,019,437    $  110,761,398
                                                            ====================================================================

a Distributions were increased by a net realized gain from investments of $190.


                         Annual Report | See notes to financial statements. | 29

The Money Market Portfolios

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Money Market Portfolios (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company, consisting of two separate portfolios (the Portfolios). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933.

The following summarizes the Portfolios' significant accounting policies.

A. SECURITY VALUATION

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Trust's Board of Trustees.

B. REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements, which are accounted for as a loan by the Portfolios to the seller, collateralized by securities which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Portfolios had been entered into on that date.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily. Distributions from net realized capital gains are recorded on the ex-dividend date. Such distributions are reinvested in additional shares of the Portfolios. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


30 | Annual Report

The Money Market Portfolios

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets of the Trust. Portfolio specific expenses are charged directly to the Portfolio that incurred the expense.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolios' shares at $1.00 per share were as follows:

                                                       -------------------------------------
                                                                                  THE
                                                              THE           U.S. GOVERNMENT
                                                          MONEY MARKET      SECURITIES MONEY
                                                           PORTFOLIO        MARKET PORTFOLIO
                                                       -------------------------------------
Year ended June 30, 2006
 Shares sold .......................................   $    5,987,924,802    $    34,043,854
 Shares issued in reinvestment of distributions ....          235,470,437          3,867,146
 Shares redeemed ...................................       (6,906,135,637)       (54,652,961)
                                                       -------------------------------------
 Net increase (decrease) ...........................   $     (682,740,398)   $   (16,741,961)
                                                       =====================================
Year ended June 30, 2005
 Shares sold .......................................   $    5,623,149,272    $    52,184,664
 Shares issued in reinvestment of distributions ....          119,380,707          2,240,711
 Shares redeemed ...................................       (5,571,444,725)       (61,478,531)
                                                       -------------------------------------
 Net increase (decrease) ...........................   $      171,085,254    $    (7,053,156)
                                                       =====================================


                                                              Annual Report | 31

The Money Market Portfolios

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Franklin Money Fund, the Institutional Fiduciary Trust, the Franklin Templeton Money Fund Trust and the Franklin Federal Money Fund, and of the following subsidiaries:

-------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
-------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Portfolios pay an investment management fee to Advisers of 0.15% per year of the average daily net assets of each Portfolio.

B. TRANSFER AGENT FEES

Investor Services, under terms of an agreement, performs shareholder servicing for the Portfolios and is not paid by the Portfolios for the services.

C. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for The U.S. Government Securities Money Market Portfolio, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Portfolio subsequent to the Portfolio's fiscal year end.

D. OTHER AFFILIATED TRANSACTIONS

At June 30, 2006, the shares of The Money Market Portfolio were owned by the following funds:

                                                                -----------------------------------
                                                                                   PERCENTAGE OF
                                                                    SHARES       OUTSTANDING SHARES
                                                                -----------------------------------
Institutional Fiduciary Trust - Money Market Portfolio ......    3,009,335,464        60.26%
Franklin Money Fund .........................................    1,696,238,367        33.97%
Institutional Fiduciary Trust - Franklin Cash Reserves Fund .      142,719,536         2.86%
Franklin Templeton Money Fund Trust -
 Franklin Templeton Money Fund ..............................      145,445,653         2.91%

At June 30, 2006, the shares of The U.S. Government Securities Money Market Portfolio were owned by the following fund:

                                                                -----------------------------------
                                                                                   PERCENTAGE OF
                                                                    SHARES       OUTSTANDING SHARES
                                                                -----------------------------------
Franklin Federal Money Fund .................................       94,019,437        100.00%


32 | Annual Report

The Money Market Portfolios

4. EXPENSE OFFSET ARRANGEMENT

The Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. During the year ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2006 and 2005, was as follows:

                                                     -------------------------------------------------------
                                                                                       THE U.S. GOVERNMENT
                                                          THE MONEY MARKET                 SECURITIES
                                                              PORTFOLIO              MONEY MARKET PORTFOLIO
                                                     -------------------------------------------------------
                                                         2006           2005            2006         2005
                                                     -------------------------------------------------------
Distributions paid from ordinary income ..........   $235,463,389   $119,375,531     $3,867,212   $2,239,933
                                                     =======================================================

At June 30, 2006, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

                                       ------------------------------
                                                           THE U.S.
                                                          GOVERNMENT
                                             THE          SECURITIES
                                        MONEY MARKET     MONEY MARKET
                                          PORTFOLIO       PORTFOLIO
                                       ------------------------------
Cost of investments ...............    $ 4,984,637,003   $ 94,027,730
                                       ==============================
Undistributed ordinary income .....    $           185   $        128
                                       ==============================

6. UPCOMING ACQUISITIONS/MERGERS

On February 28, 2006, the Board of Directors for the Franklin Federal Money Fund (the Federal Money Fund) approved a proposal to merge the Federal Money Fund into the Franklin Money Fund. On August 15, 2006, shareholders of the Federal Money Fund approved the proposal. Upon completion of the merger, assets in The U.S. Government Securities Money Market Portfolio will be transferred into The Money Market Portfolio.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                              Annual Report | 33

The Money Market Portfolios

7. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


34 | Annual Report

The Money Market Portfolios

8. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


                                                              Annual Report | 35

The Money Market Portfolios

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE MONEY MARKET PORTFOLIOS:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio constituting The Money Market Portfolios, (hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 16, 2006


36 | Annual Report

The Money Market Portfolios

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Portfolios designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended June 30, 2006.

                    -----------------------------------------
                                         THE U.S. GOVERNMENT
                     THE MONEY MARKET     SECURITIES MONEY
                        PORTFOLIO         MARKET PORTFOLIO
                    -----------------------------------------
                       $228,010,675          $3,867,212


                                                              Annual Report | 37

The Money Market Portfolios

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee           Since 1992        141                         Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee           Since 1998        56                          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee           Since 1992        142                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee           Since 2005        137                         Director, Hess Corporation (FORMERLY,
One Franklin Parkway                                                                           Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                       ration and refining of oil and gas),
                                                                                               H.J. Heinz Company (processed foods
                                                                                               and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad), and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee           Since 1992        114                         Director, Center for Creative Land
One Franklin Parkway                                                                           Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee           Since 1992        141                         Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company) (1987-2004) and Spacehab,
                                                                                               Inc.(aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and       Trustee since     141                         None
One Franklin Parkway           Chairman of the   1992 and
San Mateo, CA 94403-1906       Board             Chairman of the
                                                 Board since
                                                 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.       Trustee,          Trustee since     123                         None
(1940)                         President and     1992 and
One Franklin Parkway           Chief Executive   President and
San Mateo, CA 94403-1906       Officer -         Chief Executive
                               Investment        Officer -
                               Management        Investment
                                                 Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)         Vice President    Since 1992        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)          Chief             Chief             Not Applicable              Not Applicable
One Franklin Parkway           Compliance        Compliance
San Mateo, CA 94403-1906       Officer and       Officer since
                               Vice              2004 and
                               President -       Vice President
                               AML Compliance    - AML
                                                 Compliance
                                                 since February
                                                 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)         Treasurer         Since 2004        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)        Senior Vice       Since 2002        Not Applicable              Not Applicable
500 East Broward Blvd.         President and
Suite 2100                     Chief Executive
Fort Lauderdale,               Officer -
FL 33394-3091                  Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)           Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)        Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)       Vice President    Vice President    Not Applicable              Not Applicable
One Franklin Parkway           and Secretary     since March
San Mateo, CA 94403-1906                         2006 and
                                                 Secretary since
                                                 April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)           Vice President    Since October     Not Applicable              Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)         Chief             Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.         Financial
Suite 2100                     Officer and
Fort Lauderdale,               Chief
FL 33394-3091                  Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


42 | Annual Report

Institutional Fiduciary Trust

SHAREHOLDER INFORMATION

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the four separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                                                              Annual Report | 43

Institutional Fiduciary Trust

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison to a performance universe selected by Lipper for the one-year period ended January 31, 2006, and for additional yearly periods ended that date depending on when a particular Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all institutional money market funds as selected by Lipper. The Lipper report comparison showed the Fund's total return to be in the middle quintile of such universe for the one-year period, and for each of the previous three-, five- and ten-year periods on an annualized basis. In discussing such performance, management pointed out that the Fund followed a very conservative approach with investments made only in those securities having the highest short-term ratings from rating agencies that rate such securities and constant monitoring that avoided ownership of any downgraded securities to tier II status.


44 | Annual Report

Institutional Fiduciary Trust

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Management further noted such policy was believed appropriate in view of the fact that Fund shareholders largely consisted of 401(k) or other defined contribution plans. Management further stated its belief, given the account size and servicing needs of these types of accounts, that the Fund was more retail than institutional in nature and its performance was in line with the retail money market universe, which it believed to be a more appropriate measure. The Board believed the Fund's performance to be acceptable, noting management's explanation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper reports. Prior to making such comparison, the Board relied upon a survey showing that the scope of investment management services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the management fees of the Fund in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming it was the same size as the master money fund through which the Fund invests, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee. The Lipper report for the Fund showed its effective management fee rate to be the third-highest in its 16 member Lipper expense group and its actual total expenses to be the fourth-highest in such group. In discussing these expenses, management pointed out to the Board that this Fund is not actively marketed and largely serves as an alternative and frequent temporary investment vehicle for institutional investors and other funds within the Franklin/Templeton/Mutual Series families and provides same-day wiring and exchange privileges for its shareholders. Management also pointed out that the Fund's actual total expenses were within 17 basis points of its expense group median, despite the fact that 12 funds in such group benefited from expense reimbursements or fee waivers, as set forth in the Lipper report. It was also noted that this Fund's comparison was based on a group of funds approximating the larger size of the master money fund through which it invests, as stated in the Lipper report, which may cause its non-management expenses to be overstated. Based upon management's discussions and points raised, the Board found the comparative expenses of this Fund to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research.


                                                              Annual Report | 45

Institutional Fiduciary Trust

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The advisory fee at the master fund level for the Fund is a flat rate of 0.15% at all asset levels. In addition, a separate fee for administrative services amounting to 0.20% at all asset levels is charged to the Fund. Management pointed out that a significant portion of its assets at any given time consisted of investments by other funds within the Franklin Templeton Investments complex pursuant to cash sweep arrangements aimed at efficient management of their excess cash. It was further noted that shareholders of funds participating in such arrangements benefited from the fact that their fund's normally higher investment management and administrative fees were reduced to the levels charged the Fund on assets invested under


46 | Annual Report

Institutional Fiduciary Trust

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

such cash sweep arrangements. While intending to monitor this issue, the Board believed it questionable in view of the nature and role served by this Fund, the way it is managed, and the services it provides that the Manager and its affiliates benefited from any meaningful economies of scale, which were not reflected in the level of investment management and administrative fees charged the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 47

                       This page intentionally left blank.

                                        FRANKLIN TEMPLETON INSTITUTIONAL
    [LOGO](R)
FRANKLIN TEMPLETON                      600 Fifth Avenue
  INSTITUTIONAL                         NEW YORK, NY 10020

ANNUAL REPORT

INSTITUTIONAL FIDUCIARY TRUST
MONEY MARKET PORTFOLIO

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

140 A2006 08/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $63,222 for the fiscal year ended June 30, 2006 and $58,914 for the fiscal year ended June 30, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $2,362 for the fiscal year ended June 30, 2006 and $0 for the fiscal year ended June 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $173,499 for the fiscal year ended June 30, 2006 and $4,500 for the fiscal year ended June 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended June 30, 2006 and $4,500 for the fiscal year ended June 30, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSTITUTIONAL FIDUCIARY TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 28, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    August 28, 2006